Exhibit 10.5

Mind Medicine (MindMed) Inc. One World Trade Center, Suite 8500 New York, NY 10007 P: (212) 220-MMED (6633)

December 13, 2021

Robert Barrow
XXXXXXXX
XXXXXXX

Re: Appointment as Chief Executive Officer

Dear Robert:

The Board of Directors (the “Board”) of Mind Medicine (MindMed), Inc. (the “Company”) has appointed you to the position of Chief Executive Offer (“CEO”) effective December 13, 2021, subject to your execution of this Appointment Letter. You are currently serving as Interim CEO, employed under an offer letter dated January 13, 2021 (Attachment 1) (the “Offer Letter”) executed when you joined the Company as Senior Vice President of Development and Chief Development Officer. Your employment will continue to be subject to the terms of the Offer Letter, as amended by this “Appointment Letter” until superseded by an “Employment Agreement” as discussed below.

As CEO you report to the Board and will render such business and professional services in the performance of your duties, consistent with your position as CEO, as shall reasonably be assigned to you, subject to the oversight and direction of the Board. You are expected to continue to comply with all applicable laws, regulations, rules, directives and other legal requirements of federal, state and other governmental and regulatory bodies having jurisdiction over the Company and of the professional bodies of which the Company is a member. You continue to be employed by the Company on an “at-will” basis, meaning either you or the Company may terminate your employment at any time, for any reason.

As CEO you report to the Board and will render such business and professional services in the performance of your duties, consistent with your position as CEO, as shall reasonably be assigned to you, subject to the oversight and direction of the Board. You are expected to continue to comply with all applicable laws, regulations, rules, directives and other legal requirements of federal, state and other governmental and regulatory bodies having jurisdiction over the Company and of the professional bodies of which the Company is a member. You continue to be employed by the Company on an “at-will” basis, meaning either you or the Company may terminate your employment at any time, for any reason.

Your salary will be paid on the Company’s regular payroll dates at the annualized rate of $375,000 (the “Base Salary”), subject to payroll deductions and withholdings, provided however, that when the Board has completed its work with its compensation consultant, the Board will offer you an Employment Agreement to supersede this Appointment Letter and the Offer Letter, and will adjust your Base Salary retroactive to the date of your appointment as interim CEO (on June

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9, 2021). Retroactive cash compensation adjustments will be paid in one lump sum within two weeks of board approval.

You remain eligible to receive an annual (calendar year) performance bonus (the “Annual Bonus”) with an annual target of 50% (the “Target Percentage”) of your Base Salary(the “Target Bonus”), subject to any increase in your Base Salary approved by the Board as provided above. The Board may also adjust your Target Percentage and bonus eligibility requirements in your Employment Agreement. Any annual bonus for calendar year 2021 will be based on your 2021Base Salary, retroactive to the date of your appointment as interim CEO (on June 9, 2021). The Annual Bonus will be based upon the assessment of the Board (or a committee thereof) of your performance and the Company’s attainment of targeted goals (as established by the Board or a committee thereof in its sole discretion) over the applicable calendar year. The Annual Bonus, if any, will be subject to applicable payroll deductions and withholdings. No amount of any Annual Bonus is guaranteed at any time, and you must be an employee through the date the Annual Bonus is paid to be eligible to receive an Annual Bonus and no partial or prorated bonuses will be provided. Any Annual Bonus, if awarded, will be paid at the same time annual bonuses are generally paid to Executives of the Company.

Subject to approval of the Board, following completion of its work with the compensation consultant, the Board will make an equity grant to you in connection with your new Employment Agreement. The specific type of equity, terms, conditions and vesting schedule will be as set forth in the Company’s then effective equity plan and applicable grant documents. Vesting, size and type of new equity grants will take into consideration the period from the execution of this appointment letter to the date of new grant and changes in MNMD stock price during that period. You currently hold equity grants from the Company which remain in effect in accordance with their terms (Attachment 2).

The Company will reimburse you for reasonable business expenses in accordance with the Company’s standard expense reimbursement policy, subject to any applicable payroll withholdings and deductions (if any). For the avoidance of doubt, to the extent that any reimbursements are subject to the provisions of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”): (a) any such reimbursements will be paid no later than December 31 of the year following the year in which the expense was incurred, (b) the amount of expenses reimbursed in one year will not affect the amount eligible for reimbursement in any subsequent year, and (c) the right to reimbursement under this Agreement will not be subject to liquidation or exchange for another benefit.

The Company will pay, directly to your attorney or law firm, your fees, up to a cap of $7,000, for review of this letter and your Employment Agreement to be presented following completion of the Company’s work with the compensation consultant. The fees will be paid within thirty (30) days’ of receipt of all of the following: an invoice from the attorney or law firm for services rendered, an IRS Form W-9 from the attorney or firm providing the services and an IRS Form W- 9 from you.

You and the Company are parties to a Proprietary Information and Invention Agreement and an Indemnity Agreement which remain in full force and effect.

By your signature below, you affirm that your service as CEO of the Company does not and will not breach any agreement or obligation of any kind made prior to your appointment as CEO, including agreements or obligations with prior employers or entities for which you have provided services. You have not and will not enter into any agreement or obligation, either written or oral, in conflict with your duties to the Company.

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By your signature below, you acknowledge that the terms described in this Appointment Letter, together with the Proprietary Information and Inventions Agreement (Attachment 3), the Offer Letter (as amended by this Appointment Letter), the Indemnity Agreement (Attachment 4), and your equity grant documents set forth the entire understanding between us and supersede any prior representations or agreements, whether written or oral; there are no terms, conditions, representations, warranties or covenants other than those contained herein.

Robert, the Board looks forward to working with you as CEO. Please indicate your acceptance of this appointment by signing below and returning to me.

Sincerely,

/s/ Carol Vallone
Carol Vallone, Board Chair and Chair, Compensation Committee

ACCEPTED AND AGREED TO:

/s/ Robert Barrow
Robert Barrow

Date:	12/13/2021

Attachment 1 - January 13, 2021 Offer Letter

Attachment 2 - Equity Grants & Equity Agreements

Attachment 3 - Proprietary Information & Invention Agreement

Attachment 4 - Indemnity Agreement

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January 13, 2021

Robert Barrow

Re:	Offer of Employment; Sr. Vice President of Development and Chief Development Officer

Dear Robert:

Mind Medicine (MindMed), Inc., (the “Company”) is pleased to offer you the position of Sr. Vice President of Development and Chief Development Officer reporting to Dr. Miri Halperin Wernli, as the President of the Company. This offer is made on the following terms and the Company may change your position and duties from time-to-time as it deems necessary, but not your work location:

Your full-time base cash salary will be $300,000.00 per year, less payroll deductions and all required withholdings. You will also be eligible for an annual performance bonus up to 40% of base, the terms of which will be at the sole discretion of the board. You will also be eligible to participate in the Company’s stock option plan and I will recommend to the board of directors that you be granted: (i) an option to purchase 1,000,000 shares of the Company’ s common stock and (ii) the right to receive 500,000 shares of the restricted stock units. The option will vest as follows: 25% of the shares on the first anniversary of your employment, 1/36th of the remaining shares per month thereafter over 36 months. The restricted stock units will vest as follows: 25% of the restricted stock units will vest on the first anniversary of your employment and 25% of the restricted stock units will vest each subsequent anniversary of your employment thereafter. Your employment is “at will” (see below) and your first 90-days of employment will be probationary.

You shall receive a one-time signing bonus to be paid on a date to be determined by the Company, which date shall ordinarily be no later than 21 days after you commence employment with the Company, or as soon thereafter as is practicable. The signing bonus shall be in the amount of $125,000 (less payroll deductions and all required withholdings) if you accept this offer by January 13, 2021. The signing bonus amount shall be reduced to $100,000 (less payroll deductions and all required withholdings) ifyour acceptance of this offer is after January 13, 2021 or the Company’s issuance of such press announcing is after January 14, 2021.

With respect to a salary, you will be paid semi-monthly and you will be eligible for standard Company benefits relating to medical insurance, vacation, sick leave and holidays, as they become available. The Company may modify compensation and benefits from time to time in its sole discretion.

One World Trade Center, Suite 8500, New York, NY 10007; (212) 220-MMED (6633)

Robert Barrow - Offer Letter

January 13, 2021

As a Company employee, you will be expected to abide by Company rules and regulations and sign and comply with the attached Proprietary Information and Inventions Agreement which prohibits unauthorized use or disclosure of Company proprietary information.

In your work for the Company, you will be expected not to use or disclose any confidential information, including trade secrets, of any former employer or other person to whom you have an obligation of confidentiality. Rather, you will be expected to use only that information which is generally known and used by persons with training and experience comparable to your own, which is common knowledge in the industry or otherwise legally in the public domain, or which is otherwise provided or developed by the Company.

You agree that you will not bring onto Company premises any unpublished documents or property belonging to any former employer or other person to whom you have an obligation of confidentiality.

The Company maintains highly flexible working conditions. Your status will be as an exempt, salaried employee ineligible for overtime pay and you will not be placed on a fixed work schedule but will be expected to be available as required by the nature of your work assignments. In addition, the Company agrees that you can continue consulting for the existing clients of your consulting firm (Jasper Biopharmaceutical Advisors) through March 31, 2021, to the extent that it does not interfere with your employment obligations to the Company. For the avoidance of doubt, you shall cease to engage in consulting third parties, whether through our consulting firm or otherwise, by March 31, 2021.

You may terminate your employment with Company at any time and for any reason whatsoever simply by notifying Company. Likewise, the Company may terminate your employment at any time and for any reason whatsoever, with or without cause or advance notice. As required by law, this offer is subject to satisfactory proof of your right to work in the United States. In the event that Company terminates your employment without cause, you shall be entitled to receive a lump sum payment of$150,000, less payroll deductions and all required withholdings.

This letter, together with your Proprietary Information and Inventions Agreement and the Company’s options plan, forms the complete and exclusive statement of your employment agreement with the Company. The employment terms in this letter supersede any other agreements or promises made to you by anyone, whether oral or written. This letter agreement cannot be changed except in a writing signed by you and a duly authorized officer of the Company.

Please sign and date this letter if you wish to accept employment at the Company under the terms described above. If you accept our offer, we would like you to start on or before January 18, 2021.

Sincerely,

Jamon Alexander Rahn

Co-CEO

cc. Shah Hafizi

Robert Barrow - Offer Letter

January 13, 2021

Accepted:

Robert Barrow	Date

Expected Start Date:

Attachment: Proprietary Information and Inventions Agreement

MIND MEDICINE (MINDMED) INC.

PERFORMANCE AND RESTRICTED SHARE UNIT PLAN

RSU AWARD AGREEMENT

This RSU Award Agreement is entered into between Mind Medicine (MindMed) Inc. (the “Corporation”) and the RSU Holder named below pursuant to the Performance and Restricted Share Unit Plan of the Corporation (the “Plan”) effective January 15, 2021, and confirms that:

1.
on January 15, 2021
2.
Robert Barrow (the “RSU Holder”);
3.
was granted 500,000 non-assignable restricted share units (the “Award”), such Award to be effective on the date the Corporation confirms the grant of the Award by countersigning this RSU Award Agreement;
4.
vesting of the Award will not be subject to the attainment of performance objectives;
5.
the Award, or portions thereof, as applicable, shall vest at 5:00 p.m. (Toronto time) as to the number of Shares (the “RSU Shares”) and on the dates listed in the following table (each, a “Vesting Date”) provided, however, that if the RSU Holder experiences a Period of Absence (as defined in the Plan) for any period between the Award Date (as hereinafter defined) and an applicable Vesting Date, the portion of the Award that vests shall be subject to adjustment in accordance with the terms set out in the Plan:

Vesting Date	Portion of Award Vested

January 15 2022	125,000 RSU Shares

January 15 2023	125,000 RSU Shares

January 15 2024	125,000 RSU Shares

January 15 2025	125,000 RSU Shares

Total	500,000 RSU Shares

all on the terms and subject to the conditions set out in the Plan.

By signing this RSU Award Agreement, the RSU Holder:

(i)
acknowledges that he or she has received a copy of the Plan, has read and understands the Plan and that he or she will abide by its terms and conditions, which terms and conditions include the right of the Corporation to amend or terminate the Plan or any of its terms and to determine vesting and other matters in respect of an Award;
(ii)
agrees that an RSU does not carry any voting rights or the right to receive dividends or distributions of the Corporation, if and when declared;
(iii)
recognizes that (A) during the period between granting of an Award and the Vesting Date of all or a portion of an Award (or settlement thereof), the value of an Award and RSU Shares may be subject to a number of factors; and (B) the Corporation accepts no responsibility for any fluctuations in the value of the Award or the RSU Shares;

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(iv)
acknowledges that neither the Corporation nor its affiliates or associates, nor their respective advisors, assume any responsibility as regards to the tax consequences that participation in the Plan will have for the RSU Holder or as regard to any changes to, or interpretations of, applicable tax laws and regulations made by applicable governmental authorities and the RSU Holder is urged to consult his or her own tax advisor in such regard;
(v)
acknowledges that he or she is solely liable for any taxes or penalties which may be payable pursuant to the Code or to Canada Revenue Agency under the Income Tax Act (Canada) or any other taxing authority in respect of the grant, vesting or settlement of an Award (including any taxes or penalties that may arise under Section 409A of the Code) and agrees to make arrangements satisfactory to the Corporation for the payment of cash to the Corporation sufficient to satisfy any income or employment taxes in respect of the grant, vesting or delivery of the Award or the RSU Shares under this RSU Award Agreement, and provided further that the delivery of RSU Shares pursuant to an Award is contingent upon satisfaction of applicable withholding requirements and applicable taxes may be withheld from any payments due to him or her, including such payment in settlement of an Award;
(vi)
agrees that he or she will, at all times, act in strict compliance with applicable laws and all polices of the Corporation applicable to the RSU Holder in connection with the Plan and the Award, which applicable laws and policies shall include, without limitation, those governing “insiders” and “reporting issuers” (as those terms are defined in applicable securities laws) and the Corporation’s insider trading policy, a copy of which has been provided or made available to the RSU Holder;
(vii)
the RSU Holder has not been induced to enter into this RSU Award Agreement or acquire the Award or any subsequent awards under the Plan by expectation of employment or continued employment with the Corporation or any of its Subsidiaries;
(viii)
agrees and consents to the disclosure of Personal Information (as hereinafter defined) of the RSU Holder by the Corporation to the Neo Exchange Inc. (the “Exchange”) pursuant to any filings required under the policies of the Exchange in respect of the Award (the “Form”). “Personal Information” means any information about an identifiable individual, and includes the information contained in the tables, as applicable, found in the Form;
(ix)
acknowledges that: (i) the Award shall not be effective until the date the Corporation has confirmed the grant of the Award by countersigning this RSU Award Agreement; and (ii) the RSU Holder has no right or entitlement to be issued any underlying RSU Shares prior to such date;
(x)
acknowledges that neither the Award nor the RSU Shares have been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state of the United States. The Award and the RSU Shares may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states or available exemptions therefrom, and the Corporation has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Award or the RSU Shares; and
(xi)
acknowledges and covenants that if the RSU Holder is a U.S. person, or was present in the United States at the time the RSU Holder was offered the Award or at the time the RSU Holder executed and delivered this RSU Award Agreement, the U.S. Award Holder Supplement annexed hereto as Appendix A will be deemed to be incorporated by reference into and form a

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part of this RSU Award Agreement. “U.S. person” and “United States” are as defined in Regulation S under the U.S. Securities Act.

The grant of the Award and the issuance and delivery of the underlying RSU Shares or the payment of the Market Value in respect of an RSU Share are subject to the terms and conditions of the Plan (as modified or varied by this RSU Award Agreement), all of which are incorporated into and form an integral part of this RSU Award Agreement.

Nothing in the Plan or in this RSU Award Agreement will affect the right of the Corporation or any of its Subsidiaries to terminate the employment of, term of office of, or consulting agreement with, the RSU Holder at any time for any reason whatsoever. Upon such termination, the RSU Holder’s rights to the Award and the RSU Shares will be subject to restrictions and time limits, the complete details of which are set out in the Plan.

This RSU Award Agreement shall be binding upon and enure to the benefit of the Corporation, its successors and assigns and the RSU Holder and the legal representative of the RSU Holder’s estate and any other person who acquires the Award or RSU Shares by bequest or inheritance. The RSU Holder shall not be entitled to assign this RSU Award Agreement nor the Award granted hereby except in accordance with the Plan.

This RSU Award Agreement may be executed in counterparts and by facsimile or other electronic means, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

This RSU Award Agreement, the grant of the Award hereunder and under the Plan, and the settlement of the Award shall be, as applicable, governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein without regard to principles of conflicts of laws that would impose the laws of another jurisdiction. The Courts of the Province of Ontario shall have the exclusive jurisdiction to hear and decide any disputes or other matters arising herefrom.

To the extent applicable, the Award is intended to comply with the requirements of Section 409A of the Code and applicable regulations and guidance under the statute and shall be construed and interpreted to comply with Section 409A.

All capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.

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Should you wish to accept the grant of the Award as described in this RSU Award Agreement, please sign where indicated below and return one copy of this RSU Award Agreement to the Corporation.

ACCEPTED AND AGREED by the RSU Holder as accepted, and agreed, and intending to be legally bound:

Rob Barrow

Robert Barrow

Signature of RSU Holder	Witness

The Corporation hereby confirms the grant of the Award described in this RSU Award Agreement effective as of this 15th day of January, 2021 (the “Award Date”).

MIND MEDICINE (MINDMED) INC.

By:
Name: Jamon Alexander Rahn
Title: Co-Chief Executive Officer

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Appendix A

U.S. AWARD HOLDER SUPPLEMENT

If the RSU Holder is a U.S. person, or was present in the United States at the time the RSU Holder was offered the Award or at the time the RSU Holder executed and delivered the RSU Award Agreement to which this Appendix A is attached and forms part thereof (the “U.S. Award Holder”), the U.S. Award Holder acknowledges and agrees that:

1.
The Award and any RSU Shares that may be issued in respect of a vested Award pursuant to the Plan have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and the grant of the Award and the issuance of the RSU Shares is being made pursuant to an exemption from the registration requirements of the U.S. Securities Act and similar exemptions under applicable state securities laws. Accordingly, the Award is, and, upon issuance, the RSU Shares will be, “restricted securities” as such term is defined in Rule 144 under the U.S. Securities Act, and, therefore may not be offered or sold by the U.S. Award Holder, directly or indirectly, without registration under the U.S. Securities Act and applicable state securities laws or in compliance with an available exemption therefrom. The U.S. Award Holder understands that this RSU Award Agreement will be deemed to contain a legend in respect of such restrictions as set out in Section 3 below and the certificate(s) representing any RSU Shares issued in respect of vested Award pursuant to the Plan will contain a legend in respect of such restrictions as set out in Section 3 below.
2.
The U.S. Award Holder understands that if the U.S. Award Holder decides to offer, sell or otherwise transfer any of the Award (provided that such transfer is in accordance with the terms of the Plan) or the RSU Shares, the U.S. Award Holder may not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:
(i)
the sale is to the Corporation;
(ii)
the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;
(iii)
the sale is made in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or
(iv)
the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and the U.S. Award Holder has prior to such sale furnished to the Corporation an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to the Corporation.
3.
This RSU Award Agreement and the certificate(s) representing the RSU Shares, and all award agreements and certificate(s) entered into or issued in exchange therefor or in substitution thereof, as applicable, will be endorsed (or deemed to be endorsed in the case of this RSU Award Agreement and any award agreements entered into in exchange therefor or in substitution thereof) with the following or a similar legend until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws:

“THE SECURITIES REPRESENTED HEREBY [for Award, add: AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF] HAVE NOT BEEN AND WILL NOT BE

REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO MIND MEDICINE (MINDMED) INC. (THE “CORPORATION”), (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 OR (ii) 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(i) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION OR THE CORPORATION’S TRANSFER AGENT, AS APPLICABLE, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if the Award or the RSU Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”), the legend set forth above may be removed by providing an executed declaration to the Corporation (in the case of a transfer of the Award) or to the Corporation and the registrar and transfer agent of the Corporation (in the case of a transfer of RSU Shares), substantially in the form attached as Exhibit I hereto (or in such other form as the Corporation may prescribe from time to time) and, if requested by the Corporation or the transfer agent, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation and the transfer agent, as applicable, to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Award or RSU Shares are being sold otherwise than in accordance with Regulation S and other than to the Corporation, the legend may be removed by delivery to the Corporation (in the case of a transfer of the Award) or to the Corporation and the registrar and transfer agent and the Corporation (in the case of a transfer of RSU Shares), of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

4.
If the RSU Holder is resident in the State of California on the effective date of the grant of the Award, then, in addition to the terms and conditions contained in the Plan and in this U.S. Award Holder Supplement, the RSU Holder acknowledges that the Corporation, as a reporting issuer under the securities legislation in certain Provinces of Canada, is required to publicly file with the securities regulators in those jurisdictions continuous disclosure documents, including audited annual financial statements and unaudited quarterly financial statements (collectively, the “Financial Statements”). Such filings are available on the System for Electronic Document Analysis and Retrieval (SEDAR), and documents filed on SEDAR may be viewed under the Corporation’s profile at the following website address: www.sedar.com. Copies of Financial Statements will be made available to the RSU Holder by the Corporation upon the RSU Holder’s request.

A-2

EXHIBIT I

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Mind Medicine (MindMed) Inc. (the “Corporation”)
AND TO:	[Transfer Agent of the Corporation]

The undersigned acknowledges that the undersigned’s sale of the ______________ of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and certifies that (a) the undersigned is either not an affiliate of the Corporation as that term is defined in Rule 405 of the U.S. Securities Act or is an affiliate as so defined solely by virtue of holding his position as an officer or director, (b) the offer of such securities was not made to a person in the United States and either (i) at the time the buy order was originated, the buyer was outside the United States or the undersigned and any person acting on the undersigned’s behalf reasonably believed that the buyer was outside the United States or (ii) the transaction was executed in, on or through the facilities of a “designated offshore securities market” (as such term is defined in Regulation S under the U.S. Securities Act) and neither the undersigned nor any person acting on the undersigned’s behalf knows that the transaction has been prearranged with a buyer in the United States, (c) neither the undersigned nor any affiliate of the undersigned nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (d) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (e) the undersigned does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities and (f) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated:
Name of Seller (Print)

Signature of Seller

Affirmation By Seller’s Broker-Dealer (required for sales in accordance with Section (b)(ii) above)

We have read the foregoing representations of our customer, _________________________ (the “Seller”) dated _______________________, with regard to our sale, for such Seller’s account, of the securities of the Corporation described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of a “designated offshore securities market”, (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker’s commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Name of Firm

By:
Authorized officer

Date:

4

MIND MEDICINE (MINDMED) INC.

STOCK OPTION PLAN

OPTION AGREEMENT

This Option Agreement is entered into between Mind Medicine (MindMed) Inc. (the “Corporation”) and Robert Barrow (the “Participant”) pursuant to the Stock Option Plan of the Corporation (the “Plan”) effective January 15, 2021.

Pursuant to the Plan, and in consideration of the mutual covenants contained herein and services provided to the Corporation by the Participant and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation hereby grants to the Participant an option (the “Option”) to acquire 1,000,000 subordinate voting shares of the Corporation (the “Optioned Shares”) at an exercise price of CAD $3.93 per Optioned Share. The Option is granted as of January 15, 2021 (the “Grant Date”), expires at 5:00 (Toronto time) on January 15th, 2026 and vests in accordance with the following schedule:

Vesting Date	Vested as to No. of Optioned Shares

January 15, 2022	250,000
February 15, 2022	20,833
March 15, 2022	20,833
April 15, 2022	20,834
May 15, 2022	20,833
June 15, 2022	20,833
July 15, 2022	20,834
August 15, 2022	20,833
September 15, 2022	20,833
October 15, 2022	20,834
November 15, 2022	20,833
December 15, 2022	20,833
January 15, 2023	20,834
February 15, 2023	20,833
March 15, 2023	20,833
April 15, 2023	20,834
May 15, 2023	20,833
June 15, 2023	20,833
July 15, 2023	20,834
August 15, 2023	20,833
September 15, 2023	20,833
October 15, 2023	20,834
November 15, 2023	20,833
December 15, 2023	20,833
January 15, 2024	20,834
February 15, 2024	20,833
March 15, 2024	20,833
April 15, 2024	20,834
May 15, 2024	20,833
June 15, 2024	20,833
July 15, 2024	20,834
August 15, 2024	20,833
September 15, 2024	20,833
October 15, 2024	20,834
November 15, 2024	20,833
December 15, 2024	20,833
January 15, 2025	20,834

Total	1,000,000

all on the terms and subject to the conditions set out in the Plan.

By signing this Option Agreement, the Participant hereby:

(i)
acknowledges that he or she has received a copy of the Plan, has read and understands the Plan and that he or she will abide by its terms and conditions, which terms and conditions include the right of the Corporation to amend or terminate the Plan or any of its terms and to determine vesting and other matters in respect of an Option;

(ii)
agrees that an Option does not carry any voting rights or the right to receive dividends or distributions of the Corporation, if and when declared;
(iii)
recognizes that (A) during the period between granting of the Option and the exercise or expiry of the Option, the value of the Option and Optioned Shares may be subject to a number of factors; and (B) the Corporation accepts no responsibility for any fluctuations in the value of the Option or the Optioned Shares;
(iv)
acknowledges that neither the Corporation nor its affiliates or subsidiaries, nor their respective advisors, assume any responsibility as regards to the tax consequences that participation in the Plan will have for the Participant or as regard to any changes to, or interpretations of, applicable tax laws and regulations made by applicable governmental authorities and the Participant is urged to consult his or her own tax advisor in such regard;
(v)
acknowledges that he or she is solely liable for any taxes or penalties which may be payable pursuant to the United States Internal Revenue Code of 1986, as amended, or to Canada Revenue Agency under the Income Tax Act (Canada) or any other taxing authority in respect of the grant or vesting of the Option and the issuance of Optioned Shares and agrees to make arrangements satisfactory to the Corporation for the payment of cash to the Corporation sufficient to satisfy any income or employment taxes in respect of the grant or vesting of the Option and the issuance of Optioned Shares upon the exercise of the Option under this Option Agreement, and provided further that the delivery of Optioned Shares pursuant to the exercise of the Option is contingent upon satisfaction of applicable withholding requirements and applicable taxes may be withheld from any payments due to him or her, including such payment in settlement of an exercise of the Option;
(vi)
agrees that he or she will, at all times, act in strict compliance with applicable laws and all polices of the Corporation applicable to the Participant in connection with the Plan and the Option, which applicable laws and policies shall include, without limitation, those governing “insiders” and “reporting issuers” (as those terms are defined in applicable securities laws) and the Corporation’s insider trading policy, a copy of which has been provided or made available to the Participant;
(vii)
the Participant has not been induced to enter into this Option Agreement or acquire the Option or any subsequent options under the Plan by expectation of employment or continued employment with the Corporation or any of its Subsidiaries;
(viii)
agrees and consents to the disclosure of Personal Information (as hereinafter defined) of the Participant by the Corporation to the Neo Exchange Inc. (the “Exchange”) pursuant to any filings required under the policies of the Exchange in respect of the Option (the “Form”). “Personal Information” means any information about an identifiable individual, and includes the information contained in the tables, as applicable, found in the Form;
(ix)
agrees and acknowledges that neither the Options nor the Optioned Shares have been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state of the United States. The Optioned Shares may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states or available exemptions therefrom, and the Corporation has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Options or the Optioned Shares;

(x)
agrees and acknowledges that if the Participant is a “U.S. person” within the meaning of Rule 902(k) of Regulation S under the U.S. Securities Act (a “U.S. Optionee”), then in addition to this Option Agreement, the U.S. Optionee will have delivered to the Corporation the executed stock option plan option agreement attached as Schedule “A” to this Option Agreement and upon exercise of the Options, such U.S. Optionees shall deliver to the Corporation the subscription form attached thereto as Annex A, together with a certified cheque payable to the Corporation from the Participant or from the Participant’s broker for the aggregate exercise price, and any applicable amount required to be withheld for tax purposes, to the Corporation ; and
(xi)
agrees and acknowledges that if the Participant is not a U.S. Optionee, upon exercise of the Options such Participant shall deliver to the Corporation the subscription form attached hereto as Schedule “B”, together with a certified cheque payable to the Corporation from the Participant or from the Participant’s broker for the aggregate exercise price, and any applicable amount required to be withheld for tax purposes, to the Corporation.

The grant of the Option and the issuance and delivery of the underlying Optioned Shares are subject to the terms and conditions of the Plan (as modified or varied by this Option Agreement), all of which are incorporated into and form an integral part of this Option Agreement.

Nothing in the Plan or in this Option Agreement will affect the right of the Corporation or any of its Subsidiaries to terminate the employment of, term of office of, or consulting agreement with, the Participant at any time for any reason whatsoever. Upon such termination, the Participant’s rights to the Option and the Optioned Shares will be subject to restrictions and time limits, the complete details of which are set out in the Plan.

This Option Agreement shall be binding upon and enure to the benefit of the Corporation, its successors and assigns and the Participant and the legal representative of the Participant’s estate and any other person who acquires Options or Optioned Shares by bequest or inheritance. The Participant shall not be entitled to assign this Option Agreement nor the Option granted hereby except in accordance with the Plan.

This Option Agreement may be executed in counterparts and by facsimile or other electronic means, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

This Option Agreement has been made in and is to be construed under and in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein without regard to principles of conflicts of laws that would impose the laws of another jurisdiction. The Courts of the Province of Ontario shall have the exclusive jurisdiction to hear and decide any disputes or other matters arising herefrom.

Pursuant to Section 4(e) of the Plan, the Option granted hereunder is intended to be an ISO within the meaning of the Code. The Participant acknowledges that the Option shall be a non-qualified stock option to the extent it fails to qualify as an ISO under Section 422 of the Code.

All capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.

[Signature page follows]

IN WITNESS WHEREOF the Corporation and the Participant have executed this Option Agreement effective as of the Grant Date.

MIND MEDICINE (MINDMED) INC.

Per:	/s/ Jamon Alexander Rahn
Jamon Alexander Rahn
Co-Chief Executive Officer

IN WITNESS WHEREOF the Corporation and the Participant have executed this Option Agreement effective as of the Grant Date.

/s/ Robert Barrow
Name: Robert Barrow

Schedule “A”

STOCK OPTION PLAN OPTION AGREEMENT

(U.S. OPTIONEE)

Notice is hereby given that, effective this 15th day of January, 2021 (the “Effective Date”) Mind Medicine (MindMed) Inc. (the “Corporation”) has granted to Robert Barrow (the “Grantee”) an Option to acquire 1,000,000 subordinate voting shares of the Corporation (“Optioned Shares”) up to 5:00 p.m., Toronto Time, on the 15th day of January, 2026 at an exercise price of CAD $3.93 per Optioned Share.

Optioned Shares may be acquired as follows:

The grant of the Option evidence hereby is made subject to the terms and conditions of the Corporation’s stock option plan, the terms and conditions of which are hereby incorporated herein, as well as to the Option Agreement to which this Schedule “A” is attached.

Neither the Option nor the Optioned Shares have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws. The Options may not be exercised in the United States unless exempt from such registration requirements. Any Optioned Shares issued to the Grantee in the United States will be deemed “restricted securities” (as defined in Rule 144(a)(3) of the U.S. Securities Act) and bear a restrictive legend to such effect.

The Grantee acknowledges that the Options are intended to qualify as “incentive stock options” in accordance with the terms of Section 422 of Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder to the maximum extent permitted. The Grantee acknowledges that the Corporation may have federal, state, provincial or local tax withholding and reporting obligations and consents to such actions by the Corporation as may reasonably be required to comply with such obligations in connection with the exercise of Options. The acceptance and exercise of the Option and the sale of Optioned Shares issued pursuant to exercise of the Option may have consequences under federal, provincial and other tax and securities laws which may vary depending on the individual circumstances of the Grantee. Accordingly, the Grantee acknowledges that the Grantee has been advised to consult the Grantee’s personal legal and tax advisors in connection with the Option Agreement, including this Schedule “A”, and the Grantee’s dealings with respect to the Option or the Optioned Shares.

To exercise your Option, deliver a written Subscription in the form attached hereto as Annex A, specifying the number of Optioned Shares you wish to acquire, together with a certified cheque payable to the Corporation from yourself or from your broker for the aggregate exercise price, and any applicable amount required to be withheld for tax purposes, to the Corporation. A certificate for the Optioned Shares so acquired will be issued by the transfer agent as soon as possible thereafter.

MIND MEDICINE (MINDMED) INC.

Per:
	Authorized Signatory	Grantee Signature

ANNEX A

SUBSCRIPTION

(U.S. OPTIONEE)

TO: MIND MEDICINE (MINDMED) INC.

AND TO: THE DIRECTORS THEREOF

WHEREAS Mind Medicine (MindMed) Inc. (the “Corporation”) granted to the undersigned an option to purchase as fully paid and non-assessable on or before __________________ at $ _________________ per share up to __________________________ subordinate voting shares in the capital of the Corporation (the “Optioned Shares”):

AND WHEREAS to date the undersigned has exercised such option to the extent of _______________________ Optioned Shares;

NOW THEREFORE pursuant to said option the undersigned hereby subscribes for and agrees to take up __________________ Optioned Shares at $ ________________ per Optioned Share and tenders herewith the sum of $ _______________ in full payment of the aggregate exercise price for such Optioned Shares.

In connection with such exercise, the undersigned optionee represents, warrants and covenants to the Corporation (and acknowledges that the Corporation is relying thereon) that (check one):

1.
Non-U.S. Persons Outside the United States: The undersigned is not a U.S. person (the definition of which includes, but is not limited to, a person resident in the United States, a partnership or corporation organized or incorporated under the laws of the United States, and a trust or estate of which any trustee, executor or administrator is a U.S. person), the undersigned was not offered the Optioned Shares in the United States and the options are not being exercised within the United States or for the account or benefit of a U.S. person. The terms “United States” and “U.S. person” are as defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”); or
2.
U.S. Persons and Persons in the United States: The undersigned represents, warrants and covenants to the Corporation that the undersigned:
(a)
understands and agrees that the Optioned Shares have not been and will not be registered under the U.S. Securities Act, and the Optioned Shares are being offered and sold by the Corporation in reliance upon an exemption from registration under the U.S. Securities Act;
(b)
understands that if he, she or it decides to offer, sell or otherwise transfer any of the Optioned Shares, he or she may not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:
(i)
the sale is to the Corporation;
(ii)
the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;
(iii)
the sale is made in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or

(iv)
the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and the undersigned has prior to such sale furnished to the Corporation an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to the Corporation; and
(c)
understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Optioned Shares will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO MIND MEDICINE (MINDMED) INC. (THE “CORPORATION”), (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 OR (ii) 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(i) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION OR THE CORPORATION’S TRANSFER AGENT, AS APPLICABLE, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”;

provided, that if the Optioned Shares are being sold under clause (B) above, at a time when the Corporation is a “foreign issuer” as defined in Rule 902 under the U.S. Securities Act, the legend may be removed by providing a declaration to the Corporation or its transfer agent in the form attached hereto as Appendix I or in such form (and subject to the conditions) as the Corporation may from time to time prescribe, to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the U.S. Securities Act; and provided, further, that, if any Optioned Shares are being sold under Rule 144 under the U.S. Securities Act, the legend may be removed by delivering to the Corporation or the Corporations’ transfer agent, as applicable, an opinion of counsel of recognized standing reasonably satisfactory to the Corporation, that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

The foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining whether the Optioned Shares may be issued under applicable securities laws. The undersigned undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the undersigned set forth herein which takes place prior to the date of issuance of the Optioned Shares.

Registration of the share certificate to the following name and address:

Name:
Address:

Delivery of the share certificate to the following address:

S ame as above or:

Delivery
Name:
Address:

Attention:

(Signature of Optionee)

(Name of Optionee - please print)

Appendix I

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Mind Medicine (MindMed) Inc. (the “Company”)
AND TO:	Odyssey Trust Company

The undersigned acknowledges that the undersigned’s sale of the subordinate voting shares of Mind Medicine (MindMed) Inc. (the “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and certifies that (a) the undersigned is either not an affiliate of the Company as that term is defined in Rule 405 of the U.S. Securities

Act or is an affiliate as so defined solely by virtue of holding his position as an officer or director, (b) the offer of such subordinate voting shares was not made to a person in the United States and either (i) at the time the buy order was originated, the buyer was outside the United States or the undersigned and any person acting on the undersigned’s behalf reasonably believed that the buyer was outside the United States or (ii) the transaction was executed in, on or through the facilities of a “designated offshore securities market” (as such term is defined in Regulation S under the U.S. Securities Act) and neither the undersigned nor any person acting on the undersigned’s behalf knows that the transaction has been prearranged with a buyer in the United States, (c) neither the undersigned nor any affiliate of the undersigned nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such subordinate voting shares, (d) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the subordinate voting shares are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (e) the undersigned does not intend to replace the subordinate voting shares sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities and (f) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated:
Name of Seller (Print)

Signature of Seller

Affirmation By Seller’s Broker-Dealer (required for sales in accordance with Section (b)(ii) above)

We have read the foregoing representations of our customer, _________________________ (the “Seller”) dated _______________________, with regard to our sale, for such Seller’s account, of the securities of the Company described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of a “designated offshore securities market”, (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker’s commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Name of Firm

By:
Authorized officer

Date:

SCHEDULE “B”

SUBSCRIPTION

(NON-US. OPTIONEE)

TO: MIND MEDICINE (MINDMED) INC.

AND TO: THE DIRECTORS THEREOF

WHEREAS Mind Medicine (MindMed) Inc. (the “Corporation”) granted to the undersigned an option to purchase as fully paid and non-assessable on or before __________________ at $ _________________ per share up to __________________________ subordinate voting shares in the capital of the Corporation (the “Optioned Shares”):

AND WHEREAS to date the undersigned has exercised such option to the extent of _______________________ Optioned Shares;

NOW THEREFORE pursuant to said option the undersigned hereby subscribes for and agrees to take up _________________ Optioned Shares at $ ________________ per Optioned Share and tenders herewith the sum of $ _______________ in full payment of the aggregate exercise price for such Optioned Shares.

Registration of the share certificate to the following name and address:

Name:
Address:

Delivery of the share certificate to the following address:

☐	Same as above or:

Delivery
Name:
Address:

Attention:

(Signature of Optionee)

(Name of Optionee - please print)

MIND MEDICINE (MINDMED) INC.

PERFORMANCE AND RESTRICTED SHARE UNIT PLAN

RSU AWARD AGREEMENT

This RSU Award Agreement is entered into between Mind Medicine (MindMed) Inc. (the “Corporation”) and the RSU Holder named below pursuant to the Performance and Restricted Share Unit Plan of the Corporation (the “Plan”) effective February 27, 2020, and confirms that:

1.
on April 16, 2021;
2.
Robert Barrow (the “RSU Holder”);
3.
was granted 1,935,000 non-assignable restricted share units (the “Award”), such Award to be effective on the date the Corporation confirms the grant of the Award by countersigning this RSU Award Agreement;
4.
vesting of the Award will not be subject to the attainment of performance objectives;
5.
the Award, or portions thereof, as applicable, shall vest at 5:00 p.m. (Toronto time) as to the number of Shares (the “RSU Shares”) and on the dates listed in the following table (each, a “Vesting Date”) provided, however, that if the RSU Holder experiences a Period of Absence (as defined in the Plan) for any period between the Award Date (as hereinafter defined) and an applicable Vesting Date, the portion of the Award that vests shall be subject to adjustment in accordance with the terms set out in the Plan:

Vesting Date	Portion of Award Vested

January 15, 2022	483,750
February 15, 2022	40,312
March 15, 2022	40,313
April 15, 2022	40,312
May 15, 2022	40,313
June 15, 2022	40,312
July 15, 2022	40,313
August 15, 2022	40,312
September 15, 2022	40,313
October 15, 2022	40,312
November 15, 2022	40,313
December 15, 2022	40,312
January 15, 2023	40,313
February 15, 2023	40,312
March 15, 2023	40,313
April 15, 2023	40,312
May 15, 2023	40,313
June 15, 2023	40,312
July 15, 2023	40,313
August 15, 2023	40,312
September 15, 2023	40,313
October 15, 2023	40,312
November 15, 2023	40,313
December 15, 2023	40,312
January 15, 2024	40,313
February 15, 2024	40,312
March 15, 2024	40,313
April 15, 2024	40,312
May 15, 2024	40,313
June 15, 2024	40,312
July 15, 2024	40,313
August 15, 2024	40,312
September 15, 2024	40,313
October 15, 2024	40,312
November 15, 2024	40,313
December 15, 2024	40,312
January 15, 2025	40,313
Total	1,935,000 RSU Shares

all on the terms and subject to the conditions set out in the Plan.

By signing this RSU Award Agreement, the RSU Holder:

(i)
acknowledges that he or she has received a copy of the Plan, has read and understands the Plan and that he or she will abide by its terms and conditions, which terms and conditions include the right of the Corporation to amend or terminate the Plan or any of its terms and to determine vesting and other matters in respect of an Award;
(ii)
agrees that an RSU does not carry any voting rights or the right to receive dividends or distributions of the Corporation, if and when declared;

(iii)
recognizes that (A) during the period between granting of an Award and the Vesting Date of all or a portion of an Award (or settlement thereof), the value of an Award and RSU Shares may be subject to a number of factors; and (B) the Corporation accepts no responsibility for any fluctuations in the value of the Award or the RSU Shares;
(iv)
acknowledges that neither the Corporation nor its affiliates or associates, nor their respective advisors, assume any responsibility as regards to the tax consequences that participation in the Plan will have for the RSU Holder or as regard to any changes to, or interpretations of, applicable tax laws and regulations made by applicable governmental authorities and the RSU Holder is urged to consult his or her own tax advisor in such regard;
(v)
acknowledges that he or she is solely liable for any taxes or penalties which may be payable pursuant to the Code or to Canada Revenue Agency under the Income Tax Act (Canada) or any other taxing authority in respect of the grant, vesting or settlement of an Award (including any taxes or penalties that may arise under Section 409A of the Code) and agrees to make arrangements satisfactory to the Corporation for the payment of cash to the Corporation sufficient to satisfy any income or employment taxes in respect of the grant, vesting or delivery of the Award or the RSU Shares under this RSU Award Agreement, and provided further that the delivery of RSU Shares pursuant to an Award is contingent upon satisfaction of applicable withholding requirements and applicable taxes may be withheld from any payments due to him or her, including such payment in settlement of an Award;
(vi)
agrees that he or she will, at all times, act in strict compliance with applicable laws and all polices of the Corporation applicable to the RSU Holder in connection with the Plan and the Award, which applicable laws and policies shall include, without limitation, those governing “insiders” and “reporting issuers” (as those terms are defined in applicable securities laws) and the Corporation’s insider trading policy, a copy of which has been provided or made available to the RSU Holder;
(vii)
the RSU Holder has not been induced to enter into this RSU Award Agreement or acquire the Award or any subsequent awards under the Plan by expectation of employment or continued employment with the Corporation or any of its Subsidiaries;
(viii)
agrees and consents to the disclosure of Personal Information (as hereinafter defined) of the RSU Holder by the Corporation to the Neo Exchange Inc. (the “Exchange”) pursuant to any filings required under the policies of the Exchange in respect of the Award (the “Form”). “Personal Information” means any information about an identifiable individual, and includes the information contained in the tables, as applicable, found in the Form;
(ix)
acknowledges that: (i) the Award shall not be effective until the date the Corporation has confirmed the grant of the Award by countersigning this RSU Award Agreement; and (ii) the RSU Holder has no right or entitlement to be issued any underlying RSU Shares prior to such date;
(x)
acknowledges that neither the Award nor the RSU Shares have been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state of the United States. The Award and the RSU Shares may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states or available exemptions therefrom, and the Corporation has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Award or the RSU Shares; and
(xi)
acknowledges and covenants that if the RSU Holder is a U.S. person, or was present in the United States at the time the RSU Holder was offered the Award or at the time the RSU Holder executed and delivered this RSU Award Agreement, the U.S. Award Holder Supplement annexed hereto as Appendix A will be deemed to be incorporated by reference into and form a part of this RSU Award Agreement. “U.S. person” and “United States” are as defined in Regulation S under the U.S. Securities Act.

The grant of the Award and the issuance and delivery of the underlying RSU Shares or the payment of the Market Value in respect of an RSU Share are subject to the terms and conditions of the Plan (as modified or varied by this RSU Award Agreement), all of which are incorporated into and form an integral part of this RSU Award Agreement.

Nothing in the Plan or in this RSU Award Agreement will affect the right of the Corporation or any of its Subsidiaries to terminate the employment of, term of office of, or consulting agreement with, the RSU Holder at any time for any reason whatsoever. Upon such termination, the RSU Holder’s rights to the Award and the RSU Shares will be subject to restrictions and time limits, the complete details of which are set out in the Plan.

This RSU Award Agreement shall be binding upon and enure to the benefit of the Corporation, its successors and assigns and the RSU Holder and the legal representative of the RSU Holder’s estate and any other person who acquires the Award or RSU Shares by bequest or inheritance. The RSU Holder shall not be entitled to assign this RSU Award Agreement nor the Award granted hereby except in accordance with the Plan.

This RSU Award Agreement may be executed in counterparts and by facsimile or other electronic means, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

This RSU Award Agreement, the grant of the Award hereunder and under the Plan, and the settlement of the Award shall be, as applicable, governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein without regard to principles of conflicts of laws that would impose the laws of another jurisdiction. The Courts of the Province of Ontario shall have the exclusive jurisdiction to hear and decide any disputes or other matters arising herefrom.

To the extent applicable, the Award is intended to comply with the requirements of Section 409A of the Code and applicable regulations and guidance under the statute and shall be construed and interpreted to comply with Section 409A.

All capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Should you wish to accept the grant of the Award as described in this RSU Award Agreement, please sign where indicated below and return one copy of this RSU Award Agreement to the Corporation.

ACCEPTED AND AGREED by the RSU Holder as at _________________ and intending to be legally bound:

Robert Barrow

Name of RSU Holder

Signature of RSU Holder	Witness

The Corporation hereby confirms the grant of the Award described in this RSU Award Agreement effective as of this ____ day of __________ , 2021 (the “Award Date”).

MIND MEDICINE (MINDMED) INC.

By:
Name:
Title:

Should you wish to accept the grant of the Award as described in this RSU Award Agreement, please sign where indicated below and return one copy of this RSU Award Agreement to the Corporation.

ACCEPTED AND AGREED by the RSU Holder as at _________________ and intending to be legally bound:

Robert Barrow

Name of RSU Holder

Signature of RSU Holder	Witness

The Corporation hereby confirms the grant of the Award described in this RSU Award Agreement effective as of this ____ day of __________ , 2021 (the “Award Date”).

MIND MEDICINE (MINDMED) INC.

By:
Name:
Title:

Appendix A

U.S. AWARD HOLDER SUPPLEMENT

If the RSU Holder is a U.S. person, or was present in the United States at the time the RSU Holder was offered the Award or at the time the RSU Holder executed and delivered the RSU Award Agreement to which this Appendix A is attached and forms part thereof (the “U.S. Award Holder”), the U.S. Award Holder acknowledges and agrees that:

1.
The Award and any RSU Shares that may be issued in respect of a vested Award pursuant to the Plan have not been and will not be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and the grant of the Award and the issuance of the RSU Shares is being made pursuant to an exemption from the registration requirements of the U.S. Securities Act and similar exemptions under applicable state securities laws. Accordingly, the Award is, and, upon issuance, the RSU Shares will be, “restricted securities” as such term is defined in Rule 144 under the U.S. Securities Act, and, therefore may not be offered or sold by the U.S. Award Holder, directly or indirectly, without registration under the U.S. Securities Act and applicable state securities laws or in compliance with an available exemption therefrom. The U.S. Award Holder understands that this RSU Award Agreement will be deemed to contain a legend in respect of such restrictions as set out in Section 3 below and the certificate(s) representing any RSU Shares issued in respect of vested Award pursuant to the Plan will contain a legend in respect of such restrictions as set out in Section 3 below.
2.
The U.S. Award Holder understands that if the U.S. Award Holder decides to offer, sell or otherwise transfer any of the Award (provided that such transfer is in accordance with the terms of the Plan) or the RSU Shares, the U.S. Award Holder may not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:
(i)
the sale is to the Corporation;
(ii)
the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;
(iii)
the sale is made in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or
(iv)
the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and the U.S. Award Holder has prior to such sale furnished to the Corporation an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to the Corporation.
3.
This RSU Award Agreement and the certificate(s) representing the RSU Shares, and all award agreements and certificate(s) entered into or issued in exchange therefor or in substitution thereof, as applicable, will be endorsed (or deemed to be endorsed in the case of this RSU Award Agreement and any award agreements entered into in exchange therefor or in substitution thereof) with the following or a similar legend until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws:

“THE SECURITIES REPRESENTED HEREBY [for Award, add: AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF] HAVE NOT BEEN AND

1

WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO MIND MEDICINE (MINDMED) INC. (THE “CORPORATION”), (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 OR (ii) 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(i) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION OR THE CORPORATION’S TRANSFER AGENT, AS APPLICABLE, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if the Award or the RSU Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”), the legend set forth above may be removed by providing an executed declaration to the Corporation (in the case of a transfer of the Award) or to the Corporation and the registrar and transfer agent of the Corporation (in the case of a transfer of RSU Shares), substantially in the form attached as Exhibit I hereto (or in such other form as the Corporation may prescribe from time to time) and, if requested by the Corporation or the transfer agent, an opinion of counsel of recognized standing in form and substance reasonably satisfactory to the Corporation and the transfer agent, as applicable, to the effect that such sale is being made in compliance with Rule 904 of Regulation S; and provided, further, that, if any Award or RSU Shares are being sold otherwise than in accordance with Regulation S and other than to the Corporation, the legend may be removed by delivery to the Corporation (in the case of a transfer of the Award) or to the Corporation and the registrar and transfer agent and the Corporation (in the case of a transfer of RSU Shares), of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

4.
If the RSU Holder is resident in the State of California on the effective date of the grant of the Award, then, in addition to the terms and conditions contained in the Plan and in this U.S. Award Holder Supplement, the RSU Holder acknowledges that the Corporation, as a reporting issuer under the securities legislation in certain Provinces of Canada, is required to publicly file with the securities regulators in those jurisdictions continuous disclosure documents, including audited annual financial statements and unaudited quarterly financial statements (collectively, the “Financial Statements”). Such filings are available on the System for Electronic Document Analysis and Retrieval (SEDAR), and documents filed on SEDAR may be viewed under the Corporation’s profile at the following website address: www.sedar.com. Copies of Financial Statements will be made available to the RSU Holder by the Corporation upon the RSU Holder’s request.

A-2

EXHIBIT I

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Mind Medicine (MindMed) Inc. (the “Corporation”)
AND TO:	[Transfer Agent of the Corporation]

The undersigned acknowledges that the undersigned’s sale of the ______________ of the Corporation to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and certifies that (a) the undersigned is either not an affiliate of the Corporation as that term is defined in Rule 405 of the U.S. Securities Act or is an affiliate as so defined solely by virtue of holding his position as an officer or director, (b) the offer of such securities was not made to a person in the United States and either (i) at the time the buy order was originated, the buyer was outside the United States or the undersigned and any person acting on the undersigned’s behalf reasonably believed that the buyer was outside the United States or (ii) the transaction was executed in, on or through the facilities of a “designated offshore securities market” (as such term is defined in Regulation S under the U.S. Securities Act) and neither the undersigned nor any person acting on the undersigned’s behalf knows that the transaction has been prearranged with a buyer in the United States, (c) neither the undersigned nor any affiliate of the undersigned nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities, (d) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (e) the undersigned does not intend to replace the securities sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities and (f) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated:
Name of Seller (Print)

Signature of Seller

Affirmation By Seller’s Broker-Dealer (required for sales in accordance with Section (b)(ii) above)

We have read the foregoing representations of our customer, _________________________ (the “Seller”) dated _______________________, with regard to our sale, for such Seller’s account, of the securities of the Corporation described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of a “designated offshore securities market”, (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker’s commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Name of Firm

By
Authorized officer

Date:

4

MIND MEDICINE (MINDMED) INC.

STOCK OPTION PLAN

OPTION AGREEMENT

This Option Agreement is entered into between Mind Medicine (MindMed) Inc. (the “Corporation”) and Robert Barrow (the “Participant”) pursuant to the Stock Option Plan of the Corporation (the “Plan”) effective February 27, 2020.

Pursuant to the Plan, and in consideration of the mutual covenants contained herein and services provided to the Corporation by the Participant and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Corporation hereby grants to the Participant an option (the “Option”) to acquire 2,515,500 subordinate voting shares of the Corporation (the “Optioned Shares”) at an exercise price of C$3.08 per Optioned Share. The Option is granted as of April 16, 2021 (the “Grant Date”), expires at 5:00 p.m. (Toronto time) on April 16, 2026 and vests in accordance with the following schedule:

#3619977v2

Vesting Date	Vested as to No. of Optioned Shares
January 15, 2022	628,875
February 15, 2022	52,406
March 15, 2022	52,406
April 15, 2022	52,406
May 15, 2022	52,407
June 15, 2022	52,406
July 15, 2022	52,406
August 15, 2022	52,406
September 15, 2022	52,407
October 15, 2022	52,406
November 15, 2022	52,406
December 15, 2022	52,406
January 15, 2023	52,407
February 15, 2023	52,406
March 15, 2023	52,406
April 15, 2023	52,406
May 15, 2023	52,407
June 15, 2023	52,406
July 15, 2023	52,406
August 15, 2023	52,406
September 15, 2023	52,407
October 15, 2023	52,406
November 15, 2023	52,406
December 15, 2023	52,406
January 15, 2024	52,407
February 15, 2024	52,406
March 15, 2024	52,406
April 15, 2024	52,406
May 15, 2024	52,407
June 15, 2024	52,406
July 15, 2024	52,406
August 15, 2024	52,406
September 15, 2024	52,407
October 15, 2024	52,406
November 15, 2024	52,406
December 15, 2024	52,406
January 15, 2025	52,407
Total	2,515,500

all on the terms and subject to the conditions set out in the Plan.

By signing this Option Agreement, the Participant hereby:

(i)
acknowledges that he or she has received a copy of the Plan, has read and understands the Plan and that he or she will abide by its terms and conditions, which terms and conditions include the right of the Corporation to amend or terminate the Plan or any of its terms and to determine vesting and other matters in respect of an Option;
(ii)
agrees that an Option does not carry any voting rights or the right to receive dividends or distributions of the Corporation, if and when declared;

#3619977v2

(iii)
recognizes that (A) during the period between granting of the Option and the exercise or expiry of the Option, the value of the Option and Optioned Shares may be subject to a number of factors; and (B) the Corporation accepts no responsibility for any fluctuations in the value of the Option or the Optioned Shares;
(iv)
acknowledges that neither the Corporation nor its affiliates or subsidiaries, nor their respective advisors, assume any responsibility as regards to the tax consequences that participation in the Plan will have for the Participant or as regard to any changes to, or interpretations of, applicable tax laws and regulations made by applicable governmental authorities and the Participant is urged to consult his or her own tax advisor in such regard;
(v)
acknowledges that he or she is solely liable for any taxes or penalties which may be payable pursuant to the United States Internal Revenue Code of 1986, as amended, or to Canada Revenue Agency under the Income Tax Act (Canada) or any other taxing authority in respect of the grant or vesting of the Option and the issuance of Optioned Shares and agrees to make arrangements satisfactory to the Corporation for the payment of cash to the Corporation sufficient to satisfy any income or employment taxes in respect of the grant or vesting of the Option and the issuance of Optioned Shares upon the exercise of the Option under this Option Agreement, and provided further that the delivery of Optioned Shares pursuant to the exercise of the Option is contingent upon satisfaction of applicable withholding requirements and applicable taxes may be withheld from any payments due to him or her, including such payment in settlement of an exercise of the Option;
(vi)
agrees that he or she will, at all times, act in strict compliance with applicable laws and all polices of the Corporation applicable to the Participant in connection with the Plan and the Option, which applicable laws and policies shall include, without limitation, those governing “insiders” and “reporting issuers” (as those terms are defined in applicable securities laws) and the Corporation’s insider trading policy, a copy of which has been provided or made available to the Participant;
(vii)
the Participant has not been induced to enter into this Option Agreement or acquire the Option or any subsequent options under the Plan by expectation of employment or continued employment with the Corporation or any of its Subsidiaries;
(viii)
agrees and consents to the disclosure of Personal Information (as hereinafter defined) of the Participant by the Corporation to the Neo Exchange Inc. (the “Exchange”) pursuant to any filings required under the policies of the Exchange in respect of the Option (the “Form”). “Personal Information” means any information about an identifiable individual, and includes the information contained in the tables, as applicable, found in the Form;
(ix)
agrees and acknowledges that neither the Options nor the Optioned Shares have been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or the securities laws of any state of the United States. The Optioned Shares may not be offered or sold, directly or indirectly, in the United States except pursuant to registration under the U.S. Securities Act and the securities laws of all applicable states or available exemptions therefrom, and the Corporation has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Options or the Optioned Shares;
(x)
agrees and acknowledges that if the Participant is a “U.S. person” within the meaning of Rule 902(k) of Regulation S under the U.S. Securities Act (a “U.S. Optionee”), then in addition to this Option Agreement, the U.S. Optionee will have delivered to the Corporation the executed stock option plan option agreement attached as Schedule “A” to this Option Agreement and upon exercise of the Options, such U.S. Optionees shall deliver to the Corporation the subscription form attached thereto as Annex A, together with a certified cheque payable to the

#3619977v2

Corporation from the Participant or from the Participant’s broker for the aggregate exercise price, and any applicable amount required to be withheld for tax purposes, to the Corporation ; and
(xi)
agrees and acknowledges that if the Participant is not a U.S. Optionee, upon exercise of the Options such Participant shall deliver to the Corporation the subscription form attached hereto as Schedule “B”, together with a certified cheque payable to the Corporation from the Participant or from the Participant’s broker for the aggregate exercise price, and any applicable amount required to be withheld for tax purposes, to the Corporation.

The grant of the Option and the issuance and delivery of the underlying Optioned Shares are subject to the terms and conditions of the Plan (as modified or varied by this Option Agreement), all of which are incorporated into and form an integral part of this Option Agreement.

Nothing in the Plan or in this Option Agreement will affect the right of the Corporation or any of its Subsidiaries to terminate the employment of, term of office of, or consulting agreement with, the Participant at any time for any reason whatsoever. Upon such termination, the Participant’s rights to the Option and the Optioned Shares will be subject to restrictions and time limits, the complete details of which are set out in the Plan.

This Option Agreement shall be binding upon and enure to the benefit of the Corporation, its successors and assigns and the Participant and the legal representative of the Participant’s estate and any other person who acquires Options or Optioned Shares by bequest or inheritance. The Participant shall not be entitled to assign this Option Agreement nor the Option granted hereby except in accordance with the Plan.

This Option Agreement may be executed in counterparts and by facsimile or other electronic means, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument.

This Option Agreement has been made in and is to be construed under and in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein without regard to principles of conflicts of laws that would impose the laws of another jurisdiction. The Courts of the Province of Ontario shall have the exclusive jurisdiction to hear and decide any disputes or other matters arising herefrom.

Pursuant to Section 4(e) of the Plan, the Option granted hereunder is intended to be an ISO within the meaning of the Code. The Participant acknowledges that the Option shall be a non-qualified stock option to the extent it fails to qualify as an ISO under Section 422 of the Code.

All capitalized terms used herein, unless expressly defined in a different manner, have the meanings ascribed thereto in the Plan.

[Signature page follows]

#3619977v2

IN WITNESS WHEREOF the Corporation and the Participant have executed this Option Agreement effective as of the Grant Date.

MIND MEDICINE (MINDMED) INC.

Per:
Authorized Signatory

SIGNED, SEALED AND DELIVERED	)
in the presence of	)
)
)
(Witness))		Name: Robert Barrow
Title: CDO

#3619977v2

IN WITNESS WHEREOF the Corporation and the Participant have executed this Option Agreement effective as of the Grant Date.

MIND MEDICINE (MINDMED) INC.

Per:
Authorized Signatory

SIGNED, SEALED AND DELIVERED	)
in the presence of	)
)
)
(Witness))		Name: Robert Barrow
Title: CDO

#3619977v2

Schedule “A”

STOCK OPTION PLAN OPTION AGREEMENT

(U.S. OPTIONEE)

Notice is hereby given that, effective this 16th day of April, 2021 (the “Effective Date”) Mind Medicine (MindMed) Inc. (the “Corporation”) has granted to Robert Barrow (the “Grantee”) an Option to acquire 2,515,500 subordinate voting shares of the Corporation (“Optioned Shares”) up to 5:00 p.m., Toronto Time, on the 16th day of April, 2026 at an exercise price of C$3.08 per Optioned Share.

Optioned Shares may be acquired as follows:

Vesting Date	Vested as to No. of Optioned Shares
January 15, 2022	628,875
February 15, 2022	52,406
March 15, 2022	52,406
April 15, 2022	52,406
May 15, 2022	52,407
June 15, 2022	52,406
July 15, 2022	52,406
August 15, 2022	52,406
September 15, 2022	52,407
October 15, 2022	52,406
November 15, 2022	52,406
December 15, 2022	52,406
January 15, 2023	52,407
February 15, 2023	52,406
March 15, 2023	52,406
April 15, 2023	52,406
May 15, 2023	52,407
June 15, 2023	52,406
July 15, 2023	52,406
August 15, 2023	52,406
September 15, 2023	52,407
October 15, 2023	52,406
November 15, 2023	52,406
December 15, 2023	52,406
January 15, 2024	52,407
February 15, 2024	52,406
March 15, 2024	52,406
April 15, 2024	52,406
May 15, 2024	52,407
June 15, 2024	52,406
July 15, 2024	52,406
August 15, 2024	52,406
September 15, 2024	52,407
October 15, 2024	52,406
November 15, 2024	52,406
December 15, 2024	52,406
January 15, 2025	52,407
Total	2,515,500

all on the terms and subject to the conditions set out in the Plan.

The grant of the Option evidence hereby is made subject to the terms and conditions of the Corporation’s stock option plan, the terms and conditions of which are hereby incorporated herein, as well as to the Option Agreement to which this Schedule “A” is attached.

Neither the Option nor the Optioned Shares have been or will be registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any state securities laws. The Options may not be exercised in the United States unless exempt from such registration requirements. Any Optioned

Shares issued to the Grantee in the United States will be deemed “restricted securities” (as defined in Rule 144(a)(3) of the U.S. Securities Act) and bear a restrictive legend to such effect.

The Grantee acknowledges that the Options are intended to qualify as “incentive stock options” in accordance with the terms of Section 422 of Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder, to the maximum extent permitted. The Grantee acknowledges that the Corporation may have federal, state, provincial or local tax withholding and reporting obligations and consents to such actions by the Corporation as may reasonably be required to comply with such obligations in connection with the exercise of Options. The acceptance and exercise of the Option and the sale of Optioned Shares issued pursuant to exercise of the Option may have consequences under federal, provincial and other tax and securities laws which may vary depending on the individual circumstances of the Grantee. Accordingly, the Grantee acknowledges that the Grantee has been advised to consult the Grantee’s personal legal and tax advisors in connection with the Option Agreement, including this Schedule “A”, and the Grantee’s dealings with respect to the Option or the Optioned Shares.

To exercise your Option, deliver a written Subscription in the form attached hereto as Annex A, specifying the number of Optioned Shares you wish to acquire, together with a certified cheque payable to the Corporation from yourself or from your broker for the aggregate exercise price, and any applicable amount required to be withheld for tax purposes, to the Corporation. A certificate for the Optioned Shares so acquired will be issued by the transfer agent as soon as possible thereafter.

MIND MEDICINE (MINDMED) INC.

Per:
	Authorized Signatory	Grantee Signature

MIND MEDICINE (MINDMED) INC.

Per:
	Authorized Signatory	Grantee Signature

ANNEX A

SUBSCRIPTION

(U.S. OPTIONEE)
TO: MIND MEDICINE (MINDMED) INC.

AND TO: THE DIRECTORS THEREOF

WHEREAS Mind Medicine (MindMed) Inc. (the “Corporation”) granted to the undersigned an option to purchase as fully paid and non-assessable on or before __________________ at $ _________________ per share up to __________________________ subordinate voting shares in the capital of the Corporation (the “Optioned Shares”):

AND WHEREAS to date the undersigned has exercised such option to the extent of _______________________ Optioned Shares;

NOW THEREFORE pursuant to said option the undersigned hereby subscribes for and agrees to take up __________________ Optioned Shares at $ ________________ per Optioned Share and tenders herewith the sum of $ _______________ in full payment of the aggregate exercise price for such Optioned Shares.

In connection with such exercise, the undersigned optionee represents, warrants and covenants to the Corporation (and acknowledges that the Corporation is relying thereon) that (check one):

1.

Non-U.S. Persons Outside the United States: The undersigned is not a U.S. person (the definition of which includes, but is not limited to, a person resident in the United States, a partnership or corporation organized or incorporated under the laws of the United States, and a trust or estate of which any trustee, executor or administrator is a U.S. person), the undersigned was not offered the Optioned Shares in the United States and the options are not being exercised within the United States or for the account or benefit of a U.S. person.The terms “United States” and “U.S. person” are as defined by Rule 902 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”); or

2.	U.S. Persons and Persons in the United States: The undersigned represents, warrants and covenants to the Corporation that the undersigned:

(a)
understands and agrees that the Optioned Shares have not been and will not be registered under the U.S. Securities Act, and the Optioned Shares are being offered and sold by the Corporation in reliance upon an exemption from registration under the U.S. Securities Act;
(b)
understands that if he, she or it decides to offer, sell or otherwise transfer any of the Optioned Shares, he or she may not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:
(i)
the sale is to the Corporation;
(ii)
the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;
(iii)
the sale is made in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or
(iv)
the securities are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and the undersigned has prior to such sale furnished to the Corporation an opinion of counsel or other evidence of exemption, in either case reasonably satisfactory to the Corporation; and
(c)
(cunderstands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, the certificates representing the Optioned Shares will bear a legend in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO MIND MEDICINE (MINDMED) INC. (THE “CORPORATION”), (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN

COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (i) RULE 144 OR (ii) 144A UNDER THE U.S. SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) IN COMPLIANCE WITH ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT IN THE CASE OF TRANSFERS PURSUANT TO (C)(i) OR (D) ABOVE, A LEGAL OPINION REASONABLY SATISFACTORY TO THE CORPORATION MUST FIRST BE PROVIDED TO THE CORPORATION OR THE CORPORATION’S TRANSFER AGENT, AS APPLICABLE, TO THE EFFECT THAT SUCH TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”;

provided, that if the Optioned Shares are being sold under clause (B) above, at a time when the Corporation is a “foreign issuer” as defined in Rule 902 under the U.S. Securities Act, the legend may be removed by providing a declaration to the Corporation or its transfer agent in the form attached hereto as Appendix I or in such form (and subject to the conditions) as the Corporation may from time to time prescribe, to the effect that the sale of the securities is being made in compliance with Rule 904 of Regulation S under the U.S. Securities Act; and provided, further, that, if any Optioned Shares are being sold under Rule 144 under the U.S. Securities Act, the legend may be removed by delivering to the Corporation or the Corporations’ transfer agent, as applicable, an opinion of counsel of recognized standing reasonably satisfactory to the Corporation, that the legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

The foregoing representations, warranties and covenants are made by the undersigned with the intent that they be relied upon in determining whether the Optioned Shares may be issued under applicable securities laws. The undersigned undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the undersigned set forth herein which takes place prior to the date of issuance of the Optioned Shares.

Registration of the share certificate to the following name and address:

Name:
Address:

Delivery of the share certificate to the following address:

☐ Same as above or:

Delivery
Name:
Address:

Attention:

(Signature of Optionee)

(Name of Optionee - please print)

Appendix I

FORM OF DECLARATION FOR REMOVAL OF LEGEND

TO:	Mind Medicine (MindMed) Inc. (the “Company”)
AND TO:	Odyssey Trust Company

The undersigned acknowledges that the undersigned’s sale of the subordinate voting shares of Mind Medicine (MindMed) Inc. (the “Company”) to which this declaration relates is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) and certifies that (a) the undersigned is either not an affiliate of the Company as that term is defined in Rule 405 of the U.S. Securities Act or is an affiliate as so defined solely by virtue of holding his position as an officer or director, (b) the offer of such subordinate voting shares was not made to a person in the United States and either (i) at the time the buy order was originated, the buyer was outside the United States or the undersigned and any person acting on the undersigned’s behalf reasonably believed that the buyer was outside the United States or (ii) the transaction was executed in, on or through the facilities of a “designated offshore securities market” (as such term is defined in Regulation S under the U.S. Securities Act) and neither the undersigned nor any person acting on the undersigned’s behalf knows that the transaction has been prearranged with a buyer in the United States, (c) neither the undersigned nor any affiliate of the undersigned nor any person acting on any of their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such subordinate voting shares, (d) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the subordinate voting shares are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act), (e) the undersigned does not intend to replace the subordinate voting shares sold in reliance on Rule 904 of the U.S. Securities Act with fungible unrestricted securities and (f) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U.S. Securities Act. Terms used herein have the meanings given to them by Regulation S.

Dated:
Name of Seller (Print)

Signature of Seller

Affirmation By Seller’s Broker-Dealer (required for sales in accordance with Section (b)(ii) above)

We have read the foregoing representations of our customer, _________________________ (the “Seller”) dated _______________________, with regard to our sale, for such Seller’s account, of the securities of the Company described therein, and on behalf of ourselves we certify and affirm that (A) we have no knowledge that the transaction had been prearranged with a buyer in the United States, (B) the transaction was executed on or through the facilities of a “designated offshore securities market”, (C) neither we, nor any person acting on our behalf, engaged in any directed selling efforts in connection with the offer and sale of such securities, and (D) no selling concession, fee or other remuneration is being paid to us in connection with this offer and sale other than the usual and customary broker’s commission that would be received by a person executing such transaction as agent. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Name of Firm

By:
Authorized officer

Date:

SCHEDULE “B”

SUBSCRIPTION

(NON-US. OPTIONEE)

TO: MIND MEDICINE (MINDMED) INC.

AND TO: THE DIRECTORS THEREOF

WHEREAS Mind Medicine (MindMed) Inc. (the “Corporation”) granted to the undersigned an option to purchase as fully paid and non-assessable on or before __________________ at $ _________________ per share up to __________________________ subordinate voting shares in the capital of the Corporation (the “Optioned Shares”):

AND WHEREAS to date the undersigned has exercised such option to the extent of _______________________ Optioned Shares;

NOW THEREFORE pursuant to said option the undersigned hereby subscribes for and agrees to take up __________________ Optioned Shares at $ ________________ per Optioned Share and tenders herewith the sum of $ _______________ in full payment of the aggregate exercise price for such Optioned Shares.

Registration of the share certificate to the following name and address:

Name:
Address:

Delivery of the share certificate to the following address:

☐	Same as above or:

Delivery
Name:
Address:

Attention:

(Signature of Optionee)

(Name of Optionee - please print)

MIND MEDICINE (MINDMED), INC.

EMPLOYEE PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

In consideration of my employment or continued employment by Mind Medicine (MindMed), Inc. (the “Company”), and the compensation now and hereafter paid to me, I hereby agree as follows:

1.
PROPRIETARY INFORMATION. At all times during my employment and thereafter, I will hold in strictest confidence and will not disclose, use, lecture upon or publish any of the Company’s Proprietary Information (defined below), except as such disclosure, use or publication may be required in connection with my work for the Company, or unless an officer of the Company expressly authorizes such in writing. “Proprietary Information” shall mean any and all confidential and/or proprietary knowledge, data or information of the Company, its affiliated entities, customers and suppliers, including but not limited to information relating to products, processes, know-how, designs, formulas, methods, developmental or experimental work, improvements, discoveries, inventions, ideas, source and object codes, data, programs, other works of authorship, and plans for research and development. During my employment by the Company I will not improperly use or disclose any confidential information or trade secrets, if any, of any former employer or any other person to whom I have an obligation of confidentiality, and I will not bring onto the premises of the Company any unpublished documents or any property belonging to any former employer or any other person to whom I have an obligation of confidentiality unless consented to in writing by that former employer or person.
2.
ASSIGNMENT OF INVENTIONS.

2.1 Proprietary Rights. The term “Proprietary Rights” shall mean all trade secret, patent, copyright, mask work and other intellectual property rights throughout the world.

2.2 Inventions. The term “Inventions” shall mean all trade secrets, inventions, mask works, ideas, processes, formulas, source and object codes, data, programs, other works of authorship, know-how, improvements, discoveries, developments, designs and techniques.

2.3 Prior Inventions. I have set forth on Exhibit A (Previous Inventions) attached hereto a complete list of all Inventions that I have, alone or jointly with others, made prior to the commencement of my employment with the Company that I consider to be my property or the property of third parties and that I wish to have excluded from the scope of this Agreement (collectively referred to as “Prior Inventions”). If no such disclosure is attached, I represent that there are no Prior Inventions. If, in the course of my employment with the Company, I incorporate a Prior Invention into a Company product, process or machine, the Company is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license (with rights to sublicense through multiple tiers of sublicensees) to make, have made, modify, use and sell such Prior Invention. Notwithstanding the foregoing, I agree that I will not incorporate, or permit to be incorporated, Prior Inventions in any Company Inventions without the Company’s prior written consent.

2.4 Assignment of Inventions. Subject to Section 2.6, I hereby assign and agree to assign in the future (when any such Inventions or Proprietary Rights are first reduced to practice or first fixed in a tangible medium, as applicable) to the Company all my right, title and interest in and to any and all Inventions (and all Proprietary Rights with respect thereto). I will, at the Company’s request, promptly execute a written assignment to the Company of any such Company Invention, and I will preserve any such Invention as part of the Proprietary Information of the Company (the “Company Inventions”).

2.5 Obligation to Keep Company Informed. I will promptly and fully disclose in writing to the Company all Inventions during my employment and for one (1) year after my employment, including any that may be covered by

One World Trade Center, Suite 8500, New York, NY 10007; (212) 220-MMED (6633)

Section 2870. I agree to assist in every proper way and to execute those documents and take such acts as are reasonably requested by the Company to obtain, sustain and from time to time enforce patents, copyrights and other rights and protections relating to Inventions in the United States or any other country.

2.6 Government or Third Party. I also agree to assign all my right, title and interest in and to any particular Invention to a third party, including without limitation the United States, as directed by the Company.

3.
NO CONFLICTING OBLIGATION. I represent that my performance of all the terms of this Agreement and as an employee of the Company does not and will not breach any agreement to keep in confidence information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement either written or oral in conflict herewith.
4.
RETURN OF COMPANY DOCUMENTS. Upon termination of my employment with the Company for any reason whatsoever, voluntarily or involuntarily, and at any earlier time the Company requests, I will deliver to the person designated by the Company all originals and copies of all documents and other property of the Company in my possession, under my control or to which I may have access. I will not reproduce or appropriate for my own use, or for the use of others, any property, Proprietary Information or Company Inventions.

5.
LEGAL AND EQUITABLE REMEDIES. Because my services are personal and unique and because I may have access to and become acquainted with the Proprietary information of the Company, the Company shall have the right to enforce this Agreement and any of its provisions by injunction, specific performance or other equitable relief, without bond and without prejudice to any other rights and remedies that the Company may have for a breach of this Agreement.
6.
NOTICES. Any notices required or permitted hereunder shall I be given to the appropriate party at the address specified below or at such other address as the party shall specified in writing. Such notice shall be deemed given upon personal delivery to the appropriate address or if sent by certified or registered mail, three (3) days after the date of mailing.
7.
EMPLOYMENT. I agree and understand that nothing in this Agreement shall confer any right with respect to continuation of employment by the Company, nor shall it interfere in any way with my right or the Company’s right to terminate my employment at any time, with or without cause.
8.
NON-SOLICITATION. During the term of my employment and for one (I) year following any termination of my employment with the Company, I will not, directly or indirectly (whether for compensation or without compensation), hire or recruit any employee or contractor of the Company or solicit or induce, or attempt to induce, any employee or contractor of the Company to terminate their employment with, or otherwise cease their relationship with, the Company.
9.
GENERAL PROVISIONS. This Agreement will be governed by and construed according to the laws of the State of New York, as such laws are applied to agreements entered into and to be performed entirely within New York between New York residents. In case any one or more of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement will be binding upon my heirs, executors, administrators and other legal representatives and will be for the benefit of the Company, its successors, and its assigns. The provisions of this Agreement shall survive the termination of my employment and the assignment of this Agreement by the Company to any successor in interest or other assignee. No waiver by the Company of any breach of this Agreement shall be a waiver of any preceding or succeeding breach. No waiver by the Company of any right under this Agreement shall be construed as a waiver of any other right.

The obligations pursuant to Sections I and 2 of this Agreement shall apply to any time during which I was previously employed, or am in the future employed, by the Company as a consultant if no other agreement governs nondisclosure and assignment of inventions during such period. This Agreement is the final, complete and exclusive agreement of the parties with respect to the subject matter hereof and supersedes and merges all prior discussions between us. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective

2.

unless in writing and signed by the party to be charged. Any subsequent change or changes in my duties, salary or compensation will not affect the validity or scope of this Agreement.

This Agreement shall be effective as of the first day of my employment with the Company.

Accepted and Agreed To:

(Signature)

(Printed Name)

(Address)

Dated:

Mind Medicine (MindMed), Inc.
By:

Title:

Dated:

3.

EXHIBIT A

TO:	Mind Medicine (MindMed), Inc.
FROM:
DATE:
SUBJECT:	Previous Inventions

1. Except as listed in Section 2 below, the following is a complete list of all inventions or improvements relevant to the subject matter of my employment by Mind Medicine (MindMed), Inc. (the “Company”) that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

☐	No inventions or improvements.

☐	See below:

☐	Additional sheets attached.

2. Due to a prior confidentiality agreement, I cannot complete the disclosure under Section l above with respect to inventions or improvements generally listed below, the proprietary rights and duty of confidentiality with respect to which I owe to the following party(ies):

	Invention or Improvement	Party(ies)	Relationship
1.
2.
3.

☐	Additional sheets attached.

A-1

EXHIBIT B

LIMITED EXCLUSION NOTIFICATION APPLICABLE TO CALIFORNIA RESIDENTS ONLY

THIS IS TO NOTIFY you in accordance with Section 2872 of the California Labor Code that the foregoing Agreement between you and the Company does not require you to assign or offer to assign to the Company any invention that you developed entirely on your own time without using the Company’s equipment, supplies, facilities or trade secret information except for those inventions that either:

(1)
Relate at the time of conception or reduction to practice of the invention to the Company’s business, or actual or demonstrably anticipated research or development of the Company;
(2)
Result from any work performed by you for the Company.

To the extent a provision in the foregoing Agreement purports to require you to assign an invention otherwise excluded from the preceding paragraph, the provision is against the public policy of this state and is unenforceable.

This limited exclusion does not apply to any patent or invention covered by a contract between the Company and the United States or any of its agencies requiring full title to such patent or invention to be in the United States.

I ACKNOWLEDGE RECEIPT of a copy of this notification.

By:
(Signature of Employee)
Employee Name:
Date:

B-1

INDEMNIFICATION AGREEMENT

THE AGREEMENT is made with effect on the 12/1/2021 .

BETWEEN:

MIND MEDICINE (MINDMED) INC., a company incorporated under the Business Corporations Act (British Columbia) (hereinafter referred to as “MindMed”)

AND:

Rob Barrow , of the City of XXXXXX ,

in the State/Province of XXXXXXX (hereinafter referred to as the “Indemnified Party”)

WHEREAS:

a.
The Indemnified Party is a director or officer of MindMed; and
b.
MindMed desires to indemnify the Indemnified Party as contemplated herein.

NOW THEREFORE, IN CONSIDERATION OF the premises and mutual covenants herein contained, and in consideration of the Indemnified Party service or continued service as a director or officer of MindMed or a MindMed Subsidiary, the receipt and sufficiency of which consideration are hereby acknowledged, MindMed and the Indemnified Party do hereby covenant and agree as follows.

1.
DEFINITIONS

1.1 In this Agreement:

(a)
being a “director” or “officer” of a MindMed Subsidiary includes holding an equivalent position to a director or officer in a MindMed Subsidiary that is not a corporation;
(b)
“Business Corporations Act” means the Business Corporations Act (British Columbia) and its regulations, as amended or replaced from time to time;
(c)
“Business Day” means a day excluding Saturday, Sunday and any other day on which the principal commercial banks are open for business during normal banking hours in Vancouver, British Columbia;
(d)
“costs, charges and expenses” include, but are not limited to, legal and other fees, including solicitor-client fees on a full indemnity basis, but do not include judgments, penalties, fines or amounts paid in settlement of a proceeding;
(e)
“Court” means the Supreme Court of British Columbia;
(f)
“Indemnitee” or “Indemnitees” means any or all of the Indemnified Party and his or her heirs and personal or other legal representatives;

(g)
“MindMed Subsidiary” means any corporation, partnership, trust, joint venture or other unincorporated entity or enterprise (i) which is controlled, directly or indirectly, by MindMed by reason of MindMed having the direct or indirect power to direct or cause the direction of its management and policies, whether through ownership of voting securities or otherwise, or (ii) in which the Indemnified Party is a director or officer at the written request of MindMed;
(h)
“Postal Interruption” means a cessation of normal public postal service in Canada or in any part of Canada affecting MindMed or the Indemnitees that is or may reasonably be expected to be of more than forty-eight (48) hours duration; and
(i)
“proceeding” includes any legal proceeding (including a civil, criminal, quasi-criminal, administrative or regulatory action or proceeding) or investigative action, whether current, threatened, pending or completed, and includes specifically any such proceeding or action brought by or on behalf of MindMed or any MindMed Subsidiary.
2.
AGREEMENT TO SERVE

2.1 The Indemnified Party agrees to serve or continue to serve as a director or officer of MindMed. If requested by MindMed in writing, and provided it is agreeable to the Indemnified Party, the Indemnified Party also agrees to become and serve as an officer of MindMed or a director or officer of any MindMed Subsidiary designated by MindMed. This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries or any enterprise) and Indemnitee. Indemnitee specifically acknowledges that any employment with the Company (or any of its subsidiaries or any enterprise) is at will, and Indemnitee may be discharged at any time for any reason, with or without cause, with or without notice, except as may be otherwise expressly provided in any executed, written employment contract between Indemnitee and the Company (or any of its subsidiaries or any enterprise), any existing formal severance policies adopted by the Company’s board of directors or, with respect to service as a director or officer of the Company, the Company’s articles or the Business Corporations Act (British Columbia).

3.
INDEMNIFICATION

3.1 Except as otherwise provided herein, MindMed agrees to indemnify and save harmless the Indemnitees to the fullest extent authorized by law, including but not limited to that permitted under the Business Corporations Act, from and against all judgments, penalties and fines awarded or imposed in, and all amounts paid in settlement of, any proceeding in which any of the Indemnitees:

(a)
are or may be joined as a party, or
(b)
are or may be liable for or in respect of a judgment, penalty or fine in, or costs, charges and expenses related to, such proceeding,

by reason of the Indemnified Party being or having been a director or officer of MindMed or a MindMed Subsidiary, and all other costs, charges and expenses, actually and reasonably incurred by the Indemnitees in respect of a proceeding identified in this Section 3.1, provided that:

(c)
in relation to the subject matter of the proceeding, the Indemnified Party acted honestly and in good faith with a view to the best interests of MindMed or the MindMed Subsidiary, as applicable; and

(d)
in the case of a proceeding other than a civil proceeding, the Indemnified Party had reasonable grounds for believing that his or her conduct in respect of which the proceeding was brought was lawful.

3.2 To the extent permitted by law, at the request of the Indemnitees, MindMed will promptly pay all costs, charges and expenses actually and reasonably incurred by the Indemnitees in respect of a proceeding identified in Section 3.1 as they are incurred in advance of the final disposition of that proceeding, on receipt of the following:

(a)
a written undertaking by or on behalf of the Indemnitees to repay such amount(s) if it is ultimately determined by the Court or other court or tribunal of competent jurisdiction that the Indemnitees are not entitled to be indemnified in respect of that proceeding by MindMed under this Agreement; and
(b)
satisfactory evidence as to the amount of such costs, charges and expenses.

3.3 The written certification of an Indemnitee, together with a copy of a receipt or a statement indicating the amount paid, or to be paid, by that Indemnitee, will constitute satisfactory evidence of any costs, charges and expenses for the purposes of Section 3.2.

3.4 Without limiting the generality of Section 3.1, MindMed agrees, to the extent permitted by law, that the indemnities provided herein will include all costs, charges, expenses, judgments, settlement amounts, fees, fines, penalties, losses, damages or liabilities arising by operation of statute, rule, regulation or ordinance or otherwise at law and incurred by or imposed upon the Indemnitees in relation to the affairs of MindMed or any MindMed Subsidiary by reason of the Indemnified Party being or having been a director or officer thereof, including but not limited to, any statutory obligations or liabilities that may arise to creditors, employees, suppliers, contractors, subcontractors, or any government or agency or division of any government, whether federal, provincial, state, regional or municipal.

3.5 Notwithstanding any other provision herein to the contrary, MindMed will not be obligated under this Agreement to indemnify the Indemnitees:

(a)
in respect of matters with respect to which the Indemnitees must not be indemnified under this Agreement or the Business Corporations Act, or in respect of liability that the Indemnified Party may not be relieved from under the Business Corporations Act or otherwise at law, unless in any of those cases the Court has made an order authorizing the indemnification;
(b)
with respect to any proceeding initiated or brought voluntarily by the Indemnified Party or in which he or she is joined as a plaintiff without the written agreement of MindMed, except for any proceeding brought to establish or enforce a right to indemnification under this Agreement or any statute, regulation, rule or law;
(c)
for any costs, charges, expenses, fees, losses, damages or liabilities which have been paid to, or on behalf of, the Indemnitees under any applicable policy of insurance or any other arrangements maintained or made available by MindMed or any MindMed Subsidiary for the benefit of its respective directors or officers and, for greater certainty, the indemnity provided hereunder will only apply with respect to any costs, charges, expenses, fees, losses, damages or liabilities which the Indemnitees may suffer or incur which would not otherwise be paid or satisfied under such insurance or other arrangements maintained or made available by MindMed or such MindMed Subsidiary;

(d)
in connection with any proceeding for which payment has actually been made to or on behalf of Indemnitee under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;
(e)
in connection with any proceeding for an accounting or disgorgement of profits pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of federal, state or local statutory law or common law, if Indemnitee is held liable therefor (including pursuant to any settlement arrangements);
(f)
in connection with any proceeding for any reimbursement of MindMed by Indemnitee of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of MindMed, as required in each case under the Securities Exchange Act of 1934, as amended (including any such reimbursements that arise from an accounting restatement of MindMed pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to MindMed of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act), if Indemnitee is held liable therefor (including pursuant to any settlement arrangements), or
(g)
in connection with any proceeding initiated by Indemnitee, including any proceeding (or any part of any proceeding) initiated by Indemnitee against MindMed or its directors, officers, employees, agents or other indemnitees, unless (i) MindMed’s board of directors authorized the proceeding (or the relevant part of the proceeding) prior to its initiation or (ii) MindMed provides the indemnification, in its sole discretion, pursuant to the powers vested in MindMed under applicable law.

3.6 If the Indemnitee is determined to be entitled under any provisions of this Agreement to indemnification by MindMed for some or a portion of the costs, charges and expenses or the judgments, penalties and fines awarded or imposed in, or paid in settlement in respect of any proceeding but not for the total amount thereof, MindMed shall nevertheless indemnify the Indemnitee for the portion thereof to which the Indemnitee is determined by a court of competent jurisdiction to be so entitled to indemnification.

4.
DENIAL OF INDEMNIFICATION

4.1 If a claim for indemnification under this Agreement is not paid in full by MindMed:

(a)
in the case of a claim under Section 3.2, within thirty (30) days,
(b)
in any other case, within sixty (60) days

after a written claim in compliance with all requirements under this Agreement therefor has been received by MindMed and any applicable approval of the Court has been obtained where required, whichever is later, the Indemnitees may any time thereafter bring suit against MindMed to recover the unpaid amount of the claim and if successful in whole or in part, the Indemnitees will also be entitled to be paid all expenses of prosecuting such claim. It will be a defence to any such action that the Indemnified Party has not met the standards of conduct which make it permissible under Section 3.1 of this Agreement or applicable law for MindMed to indemnify the Indemnitees for the amount claimed, but the burden of proving such defence will be on MindMed. Notwithstanding the foregoing, no suit shall be brought under the provisions of this Section 4.1 until after the expiration of sixty (60) days from the date when MindMed first receives notice of the proceeding in respect of which the claim for indemnification is made.

5.
CONDUCT OF DEFENCE

5.1 Promptly after receiving notice from any of the Indemnitees of any proceeding identified in Section 3.1, MindMed may, and upon the written request of the Indemnitees will, promptly assume conduct of the defence thereof and, at MindMed’s expense, retain counsel on behalf of the Indemnitees who is reasonably satisfactory to the Indemnitees, to represent the Indemnitees in respect of the proceeding. If MindMed assumes conduct of the defence on behalf of the Indemnitees, the Indemnified Party hereby consents to the conduct thereof and to any action taken by MindMed, in good faith, in connection therewith, and the Indemnified Party will fully cooperate, and the obligations of MindMed under this Agreement with respect to the proceeding are conditional on the other Indemnitees providing the same consent as the Indemnified Party and fully cooperating, in such defence including, without limitation, the provision of documents, attending examinations for discovery, making affidavits, meeting with counsel, testifying and divulging to MindMed all information reasonably required to defend or prosecute the proceeding.

5.2 In connection with any proceeding in respect of which the Indemnitees may be entitled to be indemnified hereunder, the Indemnitees will have the right to employ separate counsel of their choosing and to participate in the defence thereof but the fees and disbursements of such counsel will be at the expense of the Indemnitees unless:

(a)
the Indemnitees reasonably determine that there are legal defences available to the Indemnitees that are different from or in addition to those available to MindMed or any MindMed Subsidiary, as the case may be, or that a conflict of interest exists which makes representation by counsel chosen by MindMed not advisable;
(b)
MindMed has not assumed the defence of the proceeding and employed counsel therefor reasonably satisfactory to the Indemnitees within a reasonable period of time after receiving notice thereof; or
(c)
employment of such other counsel has been authorized in writing by MindMed;

in which event the reasonable fees and disbursements of such counsel will be paid by MindMed, subject to the terms hereof.

5.3 No admission of liability and no settlement of any proceeding by MindMed in a manner adverse to the Indemnitees will be made without the consent of the Indemnitees, such consent not to be unreasonably withheld. No admission of liability will be made by the Indemnitees without the consent of MindMed and MindMed will not be liable for any settlement of any proceeding made without its consent, such consent not to be unreasonably withheld.

6.
SUBROGATION

6.1 In the event of any payment under a MindMed policy of insurance, the Indemnitee agrees that the insurer making such payment shall be subrogated to all of the Indemnitee’s rights of recovery and the Indemnitee shall execute all papers required and shall do everything necessary to secure and preserve such rights of recovery, including the execution of such documents necessary to enable the subrogated insurer effectively to bring suit in the name of the Indemnitee.

7.
COURT APPROVAL

7.1 In the event of any claim for indemnification hereunder where Court approval is required before payment of an indemnity or the advancement of funds may be made by MindMed, MindMed will,

if determined by its Board of Directors, promptly and with reasonable efforts apply to the Court for an order approving the payment of an indemnity, or the advancement of funds to, the Indemnitees. If the Board of Directors determines not to authorize the application for Court approval in any such case, or if MindMed fails to pursue any such application promptly and with reasonable efforts, the Indemnitees shall be entitled to apply for such Court approval.

8.
TAXES PAYABLE

8.1 MindMed agrees to reimburse the Indemnitees for all taxes payable by the Indemnitees under the taxing laws of any jurisdiction, should the reimbursement of costs, charges and expenses under this Agreement, including this Section 8.1, constitute a taxable benefit to the Indemnitees.

9.
NO PRESUMPTIONS AS TO ABSENCE OF GOOD FAITH

9.1 Termination of any proceedings by judgment, order, settlement or conviction, or upon a plea of “nolo contendere” or its equivalent, will not, of itself, create any presumption for the purposes of this Agreement that the Indemnified Party did not act honestly and in good faith with a view to the best interests of MindMed or a MindMed Subsidiary, as the case may be, or, in the case of a proceeding (other than a civil proceeding) that is enforced by monetary penalty, that he or she did not have reasonable grounds for believing that his or her conduct was lawful (unless the judgment or order of a court or other tribunal of competent jurisdiction in the matter specifically finds otherwise.) Neither the failure of MindMed (including its Board of Directors, independent legal counsel or its shareholders) to have made a determination that indemnification of the Indemnitees is proper in the circumstances because the Indemnified Party has met the applicable standard of conduct, nor an actual determination by MindMed (including its Board of Directors, independent legal counsel or its shareholders) that the Indemnified Party has not met such applicable standard of conduct, will be a defence to any action brought by the Indemnitees against MindMed to recover the amount of any indemnification claim, nor create a presumption that the Indemnified Party has not met the applicable standard of conduct.

10.
RESIGNATION

10.1 Nothing in this Agreement will prevent or restrict the Indemnified Party from, at any time, changing his or her title or position within MindMed or any MindMed Subsidiary or from resigning as a director or officer of MindMed or any MindMed Subsidiary.

11.
DEATH OF INDEMNIFIED PARTY

11.1 For greater certainty, if the Indemnified Party is deceased and is or becomes entitled to indemnification under any of the provisions of this Agreement, MindMed agrees to indemnify and hold harmless the Indemnified Party’s estate and his or her heirs and personal or other legal representatives to the same extent as it would indemnify the Indemnified Party, if alive, hereunder, and such estate, heirs and personal or other representatives will be bound by the same covenants and obligations as the Indemnified Party is bound hereunder.

12.
OTHER RIGHTS AND REMEDIES

12.1 The indemnification provided for in this Agreement will not derogate from, exclude or reduce any other rights or remedies, in law or in equity, to which the Indemnitees may be entitled by operation of law or under any statute, rule, regulation or ordinance or by virtue of any available insurance coverage, including, but not limited to the following:

(a)
the Business Corporations Act;
(b)
the articles of MindMed or the constating documents of a MindMed Subsidiary; or
(c)
any vote of the shareholders of MindMed,

both as to matters arising out of the capacity of the Indemnified Party as a director or officer of MindMed or a MindMed Subsidiary or as to matters arising out of another capacity of the Indemnified Party with MindMed or any MindMed Subsidiary, while being a director or officer of MindMed or any MindMed Subsidiary, or as to matters arising by reason of his or her being or having been at the request of MindMed, a director, officer or employee of any other legal entity of which MindMed is or was an equity owner or creditor.

13.
NOTICE OF PROCEEDING

13.1 The Indemnified Party agrees that the Indemnitees shall use their reasonable efforts to give written notice to MindMed within five (5) days of being served with any statement of claim, writ, notice of motion, information, indictment or other document commencing or continuing any proceedings against any of the Indemnitees as a party, provided that, the failure by the Indemnified Party to so notify MindMed shall not relieve MindMed from any liability under this Agreement except to the extent that such failure prejudices MindMed.

14.
INDEMNITEES TO CO-OPERATE

14.1 The Indemnified Party agrees to provide, and the obligations of MindMed under this Agreement are conditional on the Indemnitees providing MindMed and its insurers with such information and co-operation as MindMed may reasonably require from time to time in respect of all matters hereunder.

14.2 MindMed agrees to provide such information and co-operation to the Indemnitees as the Indemnitees may reasonably require from time to time in respect of all matters hereunder, provided that the Indemnitees shall maintain all such information in strictest confidence except to the extent necessary for the Indemnitees’ defence. Nothing contained herein shall limit the right of MindMed to refrain from disclosure of any such information to the Indemnitees in order to protect legal privilege (solicitor/client, litigation or otherwise).

15.
EFFECT OF AGREEMENT

15.1 This Agreement has effect from the date as set forth on the first page hereof with respect to any proceedings threatened or made against the Indemnitees after the date hereof.

16.
INSOLVENCY

16.1 It is the intention of the parties hereto that this Agreement and the obligations of MindMed will not be affected, discharged, impaired, mitigated or released by reason of any bankruptcy, insolvency, receivership or other similar proceeding of creditors of MindMed and that in such event any amount owing to the Indemnitees hereunder will be treated in the same manner as the other fees or expenses of the directors and officers of MindMed.

17.
TERMINATION

17.1 The obligations of MindMed will not terminate or be released upon the Indemnified Party ceasing to be a director or officer of MindMed or any MindMed Subsidiary at any time or times and will survive and remain in full force and effect unless, in being a director or officer of a MindMed Subsidiary, the Indemnified Party is no longer doing so at the request or on behalf of MindMed.

18.
NOTICE

18.1 Any notice or other communication required or permitted to be given hereunder will be in writing and will be sufficiently given if delivered (either hand delivered or sent by registered mail, all charges prepaid) or if transmitted by email,

(a)
in the case of notice to MindMed at:

Suite 1700, The Guinness Tower

1055 West Hastings Street

Vancouver, BC V6E 2E9

Attention: XXXXXXXX

Phone: XXXXXXXXX

Email: XXXXXXXXXXXXXXXXXXXXXX

(b)
in the case of notice to the Indemnified Party, to:

Rob Barrow

________________________________

[NAME]

Address: XXXXXXXXXXXXXX ______

XXXXXXXXXXXXXXXXXXXXXXXX

XXXX ___________________________

x

Phone: XXXXXXXX _______________

Email: XXXXXXXXX ______________

18.2 Any notice or other communication will be deemed to be given and received: (a) in the case of registered mail, on the fourth (4th) Business Day following the day of mailing, provided there is no Postal Interruption at the time of mailing or at any time during the five days either preceding or following the day of mailing in which case any such notice or communication will be deemed to be received only upon actual receipt thereof; and (b) in the case of hand delivery or transmission by email, on the day it is delivered or transmitted, provided that it is delivered or transmitted on a Business Day prior to 5:00 p.m. local time in the place of delivery or receipt and if the notice is delivered or transmitted after 5:00 p.m. local time or if such day is not a Business Day, then the notice shall be deemed to have been given and received on the next Business Day.

18.3 Any party hereto may, from time to time, modify or change its address by providing written notice to the other party, and thereafter the address as modified or changed will be deemed to be the address of the person specified above.

19.
SEVERABILITY

19.1 If any portion of a provision or provisions of this Agreement is held to be invalid, illegal or unenforceable, in whole or in part, for any reason whatsoever:

(a)
the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, all portions of any Sections of this Agreement containing any such provision held to be invalid, illegal or unenforceable that are not of themselves in the whole invalid, illegal or unenforceable) will not in any way be affected or impaired thereby; and
(b)
(b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any Sections of this Agreement containing any such provisions held to be invalid, illegal or unenforceable) will be construed so as to give effect to the intent manifested by the provision which is held to be invalid, illegal or unenforceable.
20.
PROPER LAW AND ATTORNMENT

20.1 This Agreement and all matters arising herein or therefrom, including the capacity, form, essentials and performance of this Agreement, will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

20.2 Each of the parties, by the execution and delivery of this Agreement, irrevocably and unconditionally, with respect to any matter or thing arising out of or pertaining to this Agreement, attorns, submits to and accepts, for itself and in respect of its assets, the jurisdiction of the courts of the Province of British Columbia.

21.
MODIFICATIONS AND WAIVERS

21.1 No supplement, modification or amendment of this Agreement will be binding unless executed in writing by both of the parties hereto. For greater certainty, the rights of the Indemnified Party under this Agreement shall not be prejudiced or impaired by permitting or consenting to any assignment in bankruptcy, receivership, insolvency or any other creditor’s proceedings of or against MindMed or by the winding-up or dissolution of MindMed or any MindMed Subsidiary.

21.2 This Agreement and the obligations of MindMed hereunder will not be affected, discharged, impaired, mitigated or released by reason of any waiver, extension of time or indulgence by the Indemnitees of any breach or default in performance by MindMed of any terms, covenants, conditions of this Agreement, nor will any waiver, indulgence or extension of time constitute a waiver of:

(a)
any other provisions hereof (whether or not similar), or
(b)
any subsequent or continuing breach or non-performance,

nor will the failure by the Indemnitees to assert any of their rights or remedies hereunder in a timely fashion be construed as a waiver or acquiescence and will not affect the Indemnitees’ right to assert any such right thereafter.

22.
MULTIPLE PROCEEDINGS

22.1 No action or proceeding brought or instituted under this Agreement and no recovery pursuant thereto shall be a bar or defence to any further action or proceeding which may be brought under this Agreement.

23.
ENTIRE AGREEMENT

23.1 This Agreement will supersede and replace any and all prior or contemporaneous agreements between the parties (except any written agreement of employment between MindMed and/or a MindMed Subsidiary and the Indemnified Party, which agreement of employment, if in existence, will remain in full and effect except to the extent augmented or amended herein) and discussions between the parties hereto respecting the matters set forth herein, and will constitute the entire agreement between the parties hereto with respect to the matters set forth herein.

24.
SUCCESSORS AND ASSIGNS

24.1 This Agreement and the benefits and obligations of all covenants herein contained will be binding upon and enure to the benefit of MindMed, its successors and assigns, and the Indemnified Party, his or her heirs and personal or other legal representatives.

25.
FURTHER ASSURANCES

25.1 Each of the parties hereto will at all times and from time to time hereafter and upon every reasonable written request so to do, make, do, execute, deliver or cause to be made, done, executed and delivered all such further acts, deeds, assurances and things as may be reasonably required for more effectually implementing and carrying out the provisions and the intent of this Agreement.

26.
INDEPENDENT LEGAL ADVICE

26.1 The Indemnified Party acknowledges that the Indemnified Party has been advised to obtain independent legal advice with respect to entering into this Agreement, that the Indemnified Party has obtained such independent legal advice or has expressly determined not to seek such advice, and that the Indemnified Party is entering into this Agreement with full knowledge of the contents hereof, of the Indemnified Party’s own free will and with full capacity and authority to do so.

27.
INTERPRETATION

27.1 Headings will not be used in any way in construing or interpreting any provision hereof.

27.2 Whenever the singular or masculine or neuter is used in this Agreement, the same will be construed as meaning plural or feminine or body politic or corporate or vice versa, as the context so requires.

27.3 Words such as herein, therefrom, and hereinafter reference and refer to the whole Agreement, and are not restricted to the Section or paragraph in which they appear.

[Signature page follows]

IN WITNESS WHEREBY the parties hereto have executed this Agreement as of the date first above written.

MIND MEDICINE (MINDMED) INC.

By:

Name: Miri Halperin Wernli
Title: President MindMed

[Indemnified Party Name]